                                                                      EXHIBIT 16

SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
[FUND(CLASS)] A     NORWEST ADVANTAGE FUNDS-SMALL COMPANY STOCK

Note:  All performance is for the period ended:   11/30/96
                                                ----------------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                     1 - n
     SEC Formula:   T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}


          where:    T = average annual total return
                    P = initial payment of $1,000
                    n = number of years
                    ERV = ending redeemable value of the initial payment at the end of the period
                    S = Maximum initial sales charge
                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     7.34
ERV   1010.60  978.4    1005.4  1024.3  1023.6  1149.6  1336.7   N/A    1623.5
S     3.75     3.75     3.75    3.75    3.75    3.75    3.75     3.75   3.75
R     -        -        -       -       -       -       -        -      -
T(%)  1.16     (23.05)  2.16    4.93    2.36    4.76    5.96     N/A    6.27
--------------------------------------------------------------------------------
b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     7.34
ERV   1050.00  1016.5   1044.2  1064.2  1063.3  1194.40 1138.9   N/A    1623.4
T(%)  5.47     22.06    18.95   13.22   6.33    6.10    6.78     N/A    6.83
--------------------------------------------------------------------------------

2.    CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
      Formula:    C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

      where: C = cumulative total return of the investment over the specified period
                        T = average annual total return (see above)
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10
ERV   1010.60  978.40   1005.4  1024.3  1023.60 1149.60 1336.7   N/A    1623.5
S     3.75     3.75     3.75    3.75    3.75    3.75    3.75     3.75   3.75
R     -        -        -       -       -       -       -        -      -
C(%)  1.06              .54     2.43    2.36    14.96   33.67    N/A    62.35
               (2.16)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     7.34
ERV   1050.0   1016.5   1044.2  1064.2  1063.3  1194.40 1138.90  N/A    1623.4
C(%)  5.00     1.65     4.42    6.42    6.33    19.44   38.90    N/A    62.34
--------------------------------------------------------------------------------

3.    30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                        6
      SEC Formula:              Y = 2{[(a - b)/(cd) + 1] - 1]}

      where:   Y = 30 day yield
               a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

a($)              b($)                c          d($)            Y(%)
--------------------------------------------------------------------------------
129,743.5      11,419.84        2,767,973.100   10.13            4.95
--------------------------------------------------------------------------------

4.    30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

      SEC Formula:              TEY = Y/(1 - TR)

           where:               TEY = 30 day tax-equivalent yield
                                Y = 30 day yield (see above)
                                TR = assumed applicable tax rate

               TR(%)                    TEY(%)
--------------------------------------------------------------------------------
               39.6%                    8.20
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                    [FUND(CLASS)]  0425-1  VALUGROWTH STOCK A

Note:  All performance is for the period ended: 11/30/97
                                               ------------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:   T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

         where:    T = average annual total return
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period
                   S = Maximum initial sales charge
                   R = Maximum redemption charge (calculated based on _______) (i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     8.90
ERV   1172.50  1018.1   1089.4  1072.2  1165.3  1449.2  1818.8   N/A    3032.30
S     4.5      4.5      4.5     4.5     4.5     4.5     4.5      4.5    4.5
R     -        -        -       -       -       -       -        -      -
T(%)  18.96    23.95    40.86   14.95   16.53   13.16   12.70    N/A    12.69
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR) 11/12    1/12     1/4     1/2     1       3       5        10     8.90
ERV   1227.8   10660    1140.8  1122.7  1220.2  1517.5  1904.6   N/A    3032.9
                                0       0                               0
T(%)  2509     112.29   25.80   25.80   22.02   14.91   13.75    N/A    13.27
               68.62
--------------------------------------------------------------------------------

2.    CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
      Formula:     C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

      where: C = cumulative total return of the investment over the specified period
                        T = average annual total return (see above)
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     8.9
ERV   1172.5   1018.1   1089.4  1072.2  1165.30 1449.2  1818.8   N/A    3032.30
S     4.5      4.5      4.5     4.5     4.5     4.5     4.5      4.5    4.5
R     -        -        -       -       -       -       -        -      -
C(%)  17.25    1.81     8.94    7.22    16.53   44.92   81.88    N/A    203.23
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     8.9
ERV   1227.8   1066.0   1140.80 1122.70 1220.20 1517.5  1904.6   N/A    3032.90
C(%)  22.78    6.60     14.08   12.27   22.02   51.75   90.46    N/A    203.29
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                       [FUND(CLASS)  0430-A INCOME BOND A]

Note:  All performance is for the period ended: 11/30/96
                                                ---------

1.    AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
      SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

           where:       T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     9.48
ERV   992.2    78.9     1017.9  1029.3  100638  1087.2  1313.6   N/A    2095.3
S     3.75     3.75     3.75    3.75    3.75    3.75    3.75     3.75   3.75
-     -        -        -       -       -       -       -        -      -
T(%)  (.85)    (22.54)  7.37    5.94    .68     2.84    5.59     N/A    7.68
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)


      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     9.48
ERV   1030.9   1017.1   1057.2  1069.4  1046.0  1129.6  1364.9   N/A    2095.20
T(%)  3.38     22.08    4.69    14.24   4.60    4.15    6.42     N/A    8.11
--------------------------------------------------------------------------------

2.    CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
      Formula:     C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

      where: C = cumulative total return of the investment over the specified period
                        T = average annual total return (see above)
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     9.48
ERV   992.20   978.90   1017.9  1029.3  1006.80 1087.2  1313.6   N/A    2095.3
S     3.75     3.75     3.75    3.75    3.75    3.75    3.75     3.75   3.75
R     -        -        -       -       -       -       -        -      -
C(%)  (.78)    (2.11)   1.79    2.93    .68     8.72    31.36    N/A    109.53
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     9.48
ERV   1030.9   1017.1   1057.2  1069.4  1046.0  1129.60 1364.9   N/A    2095.20
C(%)  3.09     1.71     5.72    6.94    4.60    12.96   36.49    N/A    109.52
--------------------------------------------------------------------------------

3.    30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
      SEC Formula:      Y = 2{[(a - b)/(cd) + 1]  - 1]}

      where:            Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

         a($)             b($)             c            d($)            Y(%)
--------------------------------------------------------------------------------
      29,430.58         3310.18         563,732.4       9.59            5.68
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                      [FUND(CLASS)]  GROWTH EQUITY  CLASS A

Note:  All performance is for the period ended: 11/30/96
                                               ---------

1.    AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
      SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

           where:       T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     7.59
ERV   1131.10  10033.30 1045.30 995.70  1131.30 1481.20 1962.0   -
S     4.50     4.50     4.50    4.50    4.50    4.50    4.50     4.50   4.50
R     04       -        -       -       -       -       -        -      -
T(%)  14.38    4.05     19.40   (.85)   13.13   13.99   14.43    -      15.31

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     10     1000
                                                                 00
n(YR)          1/12     1/4     1/2     1       3       5        10     7.59
ERV   1184.40  1050.60  1094.60 1042.60 1184.80 1497.00 1940.20  -      3088.60
(%)   20.28    78379    43.13   8.64    18.48   15.76   15.48    -      16.01
--------------------------------------------------------------------------------

2.    CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
      Formula:     C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

      where: C = cumulative total return of the investment over the specified period
                        T = average annual total return (see above)
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     7.59
ERV   1131.10  1003.30  1045.30 995.70  1131.60 1481.20 1962.0   -      2948.3
S     4.50     4.50     4.50    4.50    4.50    4.50    4.50     4.50   4.50
R     OK       -        -       -       -       -       -        -      -
C(%)  13.11    .33      4.53    (.43)   13.13   18.12   96.20    -      194.83
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     100    1000
                                                                 0
n(YR)          1/12     1/4     1/2     1       3       5        10     7.59
ERV   1184.40  1050.60  1094.60 1042.60 1184.80 1497.00 1940.20  -      3088.10
C(%)  18.44    5.06     9.46    4.26    18.48   49.70   94.02    -      208.81
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                 [FUND(CLASS)]  SMALL CAP OPPORTUNITIES CLASS A

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.    AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
      SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

         where:         T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     3.33
ERV   1157.10  986.60   1035.2  953.90  1209.90 1882.3  -        -      2015.20
S     4.50     4.50     4.50    4.50    4.50    4.50    4.50     4.50   4.50
R     OK       -        -       -       -       -       -        -      -
T(%)  17.26    (14.95)  14.85   (9.00)  20.99   23.47   -        -      23.42
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     3.33
ERV   1211.70  1033.10  1084.00 998.90  1266.90 1972.10 -        -      2112.10
T(%)  23.30    46.70    37.74   (.22)   26.69   25.38   -        -      25.14
--------------------------------------------------------------------------------

2.    CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
      Formula:     C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

      where: C = cumulative total return of the investment over the specified period
                        T = average annual total return (see above)
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     3.33
ERV   1157.1   986.60   1035.20 953.90  1209.90 1882.30 -        -      2015.20
      0
S     4.50     4.50     4.50    4.50    4.50    4.50    4.50     4.50   4.50
R     -        -        -       -       -       -       -        -      -
C(%)  15.71    (1.34)   3.52            20.99   88.23   -        -      101.52
                                (4.16)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     3.33
ERV   1211.7   1033.10  1084.0  998.90  1266.90 1972.10 -        -      2112.1
      0                 0                                               0
C(%)  21.17    3.31     8.40            26.69   97.21   -        -      111.21
                                (.11)
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                     [FUND(CLASS)]DIVERSIFIED EQUITY CLASS A

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.    AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
      SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

      where:            T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     7.92
ERV   1162.80  1015.00  1076.50 1041.20 1172.60 1587.3  2012.2   -      3174.0
S     4.50     4.50     4.50    4.50    4.50    4.50    4.50     450    4.50
R     OK       -        -       -       -       -       -        -      -
T(%)  17.88    1958     34.28   8.42    17.26   16365   15.01    -      15.70
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     7.92
ERV   1217.50  1062.80  1127.20 1090.30 1227.80 1707.00 2108.50  -      3323.30
T(%)  23.95    104.94   60.81   18.71   22.78   18.45   16.07    -      16.37
--------------------------------------------------------------------------------

2.    CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
      Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

      where: C = cumulative total return of the investment over the specified period
                        T = average annual total return (see above)
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     7.92
ERV   1162.80  1015.00  1076.50 1041.20 1172.60 1587.3  2012.2   -      3174.0
S     4.50     4.50     4.50    4.50    4.50    4.50    4.50     4.50   4.50
R     OK       -        -       -       -       -       -        -      -
C(%)  16.28    1.50     7.65    4.12    17.26   58.73   101.22   -      217.40
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000     1000   1000
n(YR)          1/12     1/4     1/2     1       3       5        10     7.92
ERV   1217.50  1062.80  1127.20 1090.30 1227.80 1707.00 2108.50  -      3323.30
C(%)  21.75    6.28     12.72   9.03    22.78   70.70   110.85   -      232.33
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
             [FUND(CLASS)]  INTERMEDIATE GOVERNMENT INCOME  CLASS A

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.    AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
      SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

      where:            T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12     1/4     1/2     1       3       5       10      13.84
ERV   1003.8   977.90   1011.20 1021.00 1014.20 1076.9  1270.8  1894.8  N/A
3.75  3.75     3.75     3.75    3.75    3.75    3.75    3.75    3.75    3.75
R     OK       -        -       -       -       -       -       -       -
 .T%   .42      (23.49)  4.56    4.24    1.42    2.50    4.91    6.60    N/A
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12     1/4     1/2     1       3       5       10      13.84
ERV   1043.00  1016.00  1050.60 1060.80 1053.80 1119.10 1321.10 1970.50 N/A
T(%)  4370     20.61    21.64   12.41   5.38    3.82    5.72    7.01    N/A
--------------------------------------------------------------------------------

2.    CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
      Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

      where: C = cumulative total return of the investment over the specified period
                        T = average annual total return (see above)
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------

P($)  1000     1000     1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12     1/4     1/2     1       3       5       10      13.84
ERV   1003.8   977.90   101120  1021.00 1014.20 1076.9  1270.8  1894.8
S     3.75     3.75     3.75    3.75    3.75    3.75    3.75    3.75    3.75
R     OK       -        -       -       -       -       -       -       -
C(%)  .38      (2.21)   1.12    2.10    1.42    7.69    27.08   89.48   N/A
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12     1/4     1/2     1       3       5       10      13.84
ERV   1043.00  1016.50  1050.60 4060.80 1053.80 1119.10 1321.10 1970.50 N/A
C(%)  4.30     1.60     5.06    6.08    5.38    11.91   32.11   97.05   N/A
--------------------------------------------------------------------------------

3.    30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
      SEC Formula:      Y = 2{[(a - b)/(cd) + 1]  - 1]}

      where:            Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

          a($)             b($)               c         d($)            Y(%)
--------------------------------------------------------------------------------
      76,420.16         8,125.41        1,308,799.91    11.61           5.46
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                      [FUND(CLASS)]  INCOME EQUITY  CLASS A

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.    AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
      SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

      where:            T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12     1/4     1/2     1       3       5       10      7.7
ERV   1170.00  1022.10  4087.40 1069.50 1198.40 1706.9  2136.9  -       3055.4
S     4.50     4.50     4.50    4.50    4.50    4.50    4.50    4.50    4.50
R     -        -        -       -       -       -       -       -       -
T(%)  18368    30.06    39.80   14.39   19.84   19.51   16.39   -       15.61
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12     1/4     1/2     1       3       5       10      7.7
ERV   1225.10  1070.30  1138.60 1119.90 1254.70 1787.80 2238.30 -       3187.20
T(%)  24.79    122.55   67.36   25.19   25.47   21.35   17.46   -       16.31
--------------------------------------------------------------------------------

2.    CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                             n
      Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

      where: C = cumulative total return of the investment over the specified period
                        T = average annual total return (see above)
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12     1/4     1/2     1       3       5       10      7.7
ERV   1170.00  1022.10  4087.40 1069.50 1198.40 1706.9  2135.90 -       3055.4
S     4.50     4.50     4.50    4.50    4.50    4.50    4.50    4.50    4.50
R     -        -        -       -       -       -       -       -       -
C(%)  17.00    2.21     8.74    6.95    19.84   70.69   113.59  -       205.54
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12     1/4     1/2     1       3       5       10      7.7
ERV   1225.10  1070.30  1138.60 1119.90 1254.70 1787.80 2238.30 -       3187.20
C(%)  22.51    7.03     13.86   11.99   25.47   78.78   123.83  -       218.72
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                      [FUND(CLASS)]  COLORADO TAX- FREE  CLASS A

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                       1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000   1000    1000
n(YR)         1/12     1/4      1/2     1        3        5      10      3.5
ERV  1009.90  975.40   1003.10  1025.30 1022.20  1138.60  -      -       1184.2
S    3.75     3.75     3.75     3.75    3.75     3.75     3.75   -       3.75
R    -        -        -        -       -        -        -      -       -
T(%) 1.08     (25.86)  1.25     5.11    2.22     4.42     -      -       4.95
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     YTD      1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000   1000    1000
n(YR)         1/12     1/4      1/2     1        3        5      10      3.5
ERV  1049.20  1013.40  1041.90  1065.20 1062.30  1183.00  -      -       1230.40
T(%) 5.38     16.94    17.68    13.35   6.23     5.76     -      -       6.10
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000   1000    1000
n(YR)         1/12     1/4      1/2     1        3        5      10      3.5
ERV  1009.90  975.40   1003.10  1025.30 1022.20  1138.60  -      -       1184.2
S    3.75     3.75     3.75     3.75    3.75     3.75     3.75   3.75    3.75
R    -        -        -        -       -        -        -      -       -
C(%) .99      (2.46)   0.31     2.53    2.22     13.86    -      -       18.42
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000   1000    1000
n(YR)         1/12     1/4      1/2     1        3        5      10      3.5
ERV  1049.20  1013.40  1041.90  1065.20 1062.30  1183.00  -      -       1230.40
C(%) 4.92     1.43     4.19     6.52    6.23     18.30    -      -       23.04
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                               6
     SEC Formula:      Y = 2{[(a - b)/(cd) + 1]  - 1]}

     where:            Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

a($)                   b($)             c                 d($)           Y(%)
--------------------------------------------------------------------------------
138,375.36             9,098.27         2,716,296.40      10.65          5.42
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                       [FUND(CLASS)  CONTRARIAN STOCK  CLASS A

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)


a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)         1/12     1/4      1/2     1        3        5     10      2.92
ERV  998.92   999.99   999.28   992.63  998.34   -        -     -       1140.00
S    4.5      4.5      4.5      4.5     4.50     -        -     -       4.50
R    -        -        -        -       -        -        -     -       -
T(%) (1.18)   (0.08)   (2.87)   (14.20) (1.66)   -        -     -       4.59
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)         1/12     1/4      1/2     1        3        5     10      2.92
ERV  1035.80  1047.00  1039.50  996.99  1029.40  -        -     -       1193.70
T(%) 3.91     71.82    16.63    (5.88)  2.94     -        -     -       6.26
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)         1/12     1/4      1/2     1        3        5     10      2.92
ERV  998.92   999.99   999.8    992.63  992.63   -        -     -       1140.90
S    4.50     4.50     4.50     4.50    4.50     -        -     -       4.50
R    -        -        -        -       -        -        -     -       -
C(%) (1.08)   (0.01)   (0.72)   (7.37)  (1.66)   -        -     -       14.00
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)         1/12     1/4      1/2     1        3        5     10      2.92
ERV  1035.80  1047.00  1039.50  996.99  1029.40                         1193.70
C(%) 3.58     4.70     3.95     (3.01)  2.94                            19.39
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
              [NORWEST ADVANTAGE FUNDS INTERNATIONAL INVESTMENT] CLASS A

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)         1/12     1/4      1/2     1        3        5     10      1.67
ERV  1048.10  991.40   989.40   971.40  1082.70  --       --    --      188.4
S    4.5      4.5      4.5      4.5     4.50     4.50     4.50  4.50    4.50
R    OK       --       --       --      --       --       --    --      --
T(%) 5.25     (9.86)   (4.19)   (5.16)  8.26     --       --    --      10.89
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)                  1/12     1/4     1/2      1        3     5       10
ERV  1092.40  1038.10  1036.00  1017.20 1133.50  --       --    --      1244.10
T(%) 5.25     55.32    15.05    3.43    13.35    --       --    --      13.99
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR) 11/12    1/12     1/4      1/2     1        3        5     10      1.67
ERV   1048.10  991.40   989.40   971.40  1082.70  --       --    --      1188.40
S     4.50     4.50     4.50     4.50    4.50     4.50     4.50  4.50    4.50
R     OK       --       --       --      --       --       --    --      --
C(%)  4.81     (.86)    (-1.06)  (2.86)  8.27     --       --    --      18.84
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH    6 MTH    1 YR     3 YR    5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000     1000     1000     1000    1000  1000    1000
n(YR) 11/12    1/12     1/4      1/2      1        3       5     10      1.67
ERV   1097.40  1038.10  1036.00  1017.20  1133.50  --      --    --      1244.10
C(%)  9.74     3.81     3.60     1.72     13.35    --      --    --      24.41
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
          [NORWEST ADVANTAGE FUNDS-SMALL COMPANY STOCK               CLASS A

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)         1/12     1/4      1/2     1        3        5     10      2.9
ERV  1163.70  999.95   1058.20  994.96  1166.40  -        -     -       1431.6
S    4.5      4.5      4.5      4.5     4.50     -        -     -       4.50
R    -        -        -        -       -        -        -     -       -
T(%) 17.98    (0.66)   25.41    (9.84)  16.64    -        -     -       13.37
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)11/12    1/12     1/4      1/2     1        3        5     10      2.9
ERV  1021.85  1046.50  1108.10  999.43  1221.10  -        -     -       1502.40
T(%) 2.39     70.86    50.27    (1.13)  22.11    -        -     -       14.97
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)11/12    1/12     1/4      1/2     1        3        5     10      2.9
ERV  1163.70  999.95   1058.20  994.96  1166.40  -        -     -       1431.6
S    4.50     4.50     4.50     4.50    4.50     -        -     -       4.50
R    -        -        -        -       -        -        -     -       -
C(%) 16.37    (0.05)   5.82     (5.04)  16.64    -        -     -       43.16
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)11/12    1/12     1/4      1/2     1        3        5     10      2.9
ERV  1021.85  1046.50  1108.10  999.43  1221.10  -        -     -       1502.40
C(%) 21.85    4.65     10.81    (0.57)  22.11    -        -     -       50.24
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
               [NORWEST ADVANTAGE FUNDS-TOTAL RETURN           CLASS A

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH    6 MTH    1 YR     3 YR    5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000     1000     1000     1000    1000  1000    1000
n(YR)          1/12     1/4      1/2      1        3       5     10      2.96
ERV   1002.10  997.99   1010.20  1020.90  1013.20  -       -     -       1,134.6
S     3.75     3.75     3.75     3.75     3.75     -       -     -       3.75
R              -        -        -        -        -       -     -       -
T(%)  0.23     (23.72)  4.15     4.22     1.32     -       -     -       4.36
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR)          1/12     1/4      1/2     1        3        5     10      2.96
ERV   1041.10  1015.80  1044.20  1060.70 1052.50  -        -     -       1176.70
T(%)  4.49     20.26    21.00    12.39   5.25     -        -     -       5.73
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR) 11/12    1/12     1/4      1/2     1        3        5     10      2.96
ERV   1002.10  997.77   1010.20  1020.90 1013.20  -        -     -       1134.6
S     3.75     3.75     3.75     3.75    3.75     3.75     3.75  3.75    3.75
R     -        -        -        -       -        -        -     -       -
C(%)  0.21     (2.23)   1.02     2.09    1.32     -        -     -       13.46
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH    6 MTH   1 YR     3 YR     5 YR  10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000     1000    1000     1000     1000  1000    1000
n(YR) 11/12    1/12     1/4      1/2     1        3        5     10      2.96
ERV   1041.10  1015.80  1049.20  1060.70 1052.50  -        -     -       1176.70
C(%)  4.11     1.58     4.92     6.07    5.25     -        -     -       17.67
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                   [NORWEST ADVANTAGE FUNDS-04272    MN TX FREE A]

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH   6 MTH    1 YR     3 YR    5 YR   10 YR    INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000    1000     1000     1000    1000    1000    1000
n(YR)         1/12     1/4     1/2      1        3       5       10      8.89
ERV  1003.1   979.5    1006.9  1024.70  1014.6   1128.7  1341.0  N/A     1,751.9
S    3.75     3.75     3.75    3.75     3.75     3.75    3.75    3.75    3.75
R    -        -        -       -        -        -       -       -       -
T(%) .34    < 22.03 >  2.78    5.00     1.46     4.10    6.04    N/A     6.51
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH  6 MTH    1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000   1000     1000     1000    1000    1000    1000
n(YR) 11/12    1/12     1/4    1/2      1        3       5       10      8.89
ERV   1042.20  1017.60  1045.8 1064.6   1054.6   1140.6  1373.3  N/A     1820.8
T(%)  4.61     14.24    10.25  13.23    5.46     5.45    6.86    N/A     6.97
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR     3 YR    5 YR     10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000     1000    1000     1000    1000
n(YR) 11/12    1/12     1/4     1/2     1        3       5        10      8.89
ERV   1003.1   979.50   1006.9  1024.7  1014.60  1128.70 1341.10  N/A     1751.9
S     3.75     3.75     3.75    3.75    3.75     3.75    3.75     3.75    3.75
R
C(%)  .31    < 2.05 >   .69     2.47    1.46     12.87   34.10    N/A     75.19
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR  1 MTH    3 MTH   6 MTH   1 YR    3 YR     5 YR     10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000    1000     1000    1000    1000     1000     1000    1000   1000
n(YR) 11/12   1/12     1/4     1/2     1        3        5       10     8.89
ERV   1042.2  1017.60  1045.80 1064.60 1054.60  1140.60  1373.3  N/A    1,820.80
C(%)  4.22    1.76     4.58    6.46    5.46     14.06    37.33   N/A    82.08
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                               6
     SEC Formula:      Y = 2{[(a - b)/(cd) + 1]  - 1]}

     where:            Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

a($)          b($)               c                     d($)             Y(%)
--------------------------------------------------------------------------------
117,185.75    12689.16    2,425000.500                 10.69            4.73
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:             TEY = Y/(1 - TR)

     where:                   TEY = 30 day tax-equivalent yield
                              Y = 30 day yield (see above)
                              TR = assumed applicable tax rate

              TR(%)                                             TEY(%)
--------------------------------------------------------------------------------
              44.73                                             8.55
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                 [NORWEST ADVANTAGE FUNDS-STABLE INCOME      CLASS A]

Note:  All performance is for the period ended:        11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000     1000    1000    1000    1000
n(YR) 11/12    1/12     1/4     1/2     1        3       5       10      2.06
ERV   1035.80  990.50   1005.40 1019.90 1042.80  -       -       -       1143.00
S     1.50     1.50     1.50    1.50    1.50     1.50    1.50    1.50    1.50
R     -        -        -       -       -        -       -       -       -
T(%)  3.91     (10.85)  2.18    4.03    4.28     -       -       -       -
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000     1000    1000    1000    1000
n(YR) 11/12    1/12     1/4     1/2     1        3       5       10      2.06
ERV   1051.16  1005.60  1020.70 1035.50 1058.30  -       -       -       1143.00
T(%)  5.64     6.75     8.47    7.16    5.83     -       -       -       6.70
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000     1000    1000    1000    1000
n(YR) 11/12    1/12     1/4     1/2     1        3        5      10      2.06
ERV   1035.8   990.50   1005.40 1019.90 1042.80  -       -       -       1143.00
S     1.50     1.50     1.50    1.50    1.50     1.50    1.50    1.50    1.50
R     -        -        -       -       -        -       -       -       -
C(%)  3.58     (.95)    .54     1.99    4.28     -       -       -       14.30
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000    1000    1000     1000    1000    1000    1000
n(YR) 11/12    1/12     1/4     1/2     1        3       5       10      2.06
ERV   1051.16  1005.60  1020.70 1035.50 1058.30  -       -       -       1143.00
C(%)  5.16     .56      2.07    3.55    5.83     -       -       -       14.30
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                         [FUND(CLASS)] INCOME EQUITY CLASS B

Note:  All performance is for the period ended:   11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH  6 MTH   1 YR     3 YR    5 YR     10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000   1000    1000     1000    1000     1000    1000
n(YR)         1/12     1/4    1/2     1        3       5        10       .58
ERV
S    -        -        -      -       -        -       -        -       -
R    4.00     4.00     4.00   4.00    4.00     3.00    2.00     -        4.0
T(%) -        -        -      -       -        -       -        -       19.75
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH  6 MTH   1 YR     3 YR    5 YR     10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000   1000    1000     1000    1000     1000    1000
n(YR)         1/12     1/4    1/2     1        3       5        10       .58
ERV  -        1069.7   1136.9 1116.0  -        -       -        -       1079.5
T(%) -        121.08   66.35  24.33   -        -       -        -       14.09
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH  6 MTH   1 YR     3 YR    5 YR     10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000   1000    1000     1000    1000     1000    1000
n(YR)         1/12     1/4    1/2     1        3       5        10      .58
ERV                                   -        -       -        -
S    -        -        -      -       -        -       -        -       -
R    4.0      4.0      4.0    4.0     4.0      3.0     2.0      -       4.0
C(%)                                  -        -       -        -
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH  6 MTH   1 YR     3 YR    5 YR     10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000    1000    1000     1000    1000     1000    1000
n(YR)         1/12     1/4     1/2     1        3       5        10       .58
ERV  -        1069.7   1136.90 1116.0  -        -       -        -       1079.5
C(%) -        6.97     13.69  11.60   -        -       -        -        7.95
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                    [FUND(CLASS)] COLORADO TAX FREE        CLASS B

Note:  All performance is for the period ended:  11/30/96
                                               ---------------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000     1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV                                      1033.3
S                                        -
R    3.00     3.00     3.00      3.00    3.00     2.0      0      0        0
T(%)                                     3.33              -      -        4.72
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3MTH      6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV  1042.00  1012.70  1038.90   1061.20 1053.30  1156.60  -      -      1186.20
T(%)          1605     16.35     12.51   5.33     4397     -      -      5.26
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                      T = average annual total return (see above)
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV                                      1033.3
S                                        -
R    3.0      3.0      3.0       3.0     3.0      2.0      -      -      -
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV  1042.00  1012.70  1038.90   1061.20 1053.30  156.60   -      -      1186.20
C(%) 4.20     1.27     3.89      6.12    5.33     15.66    -      -      18.62
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                  6
    SEC Formula:         Y = 2{[(a - b)/(cd) + 1]   - 1]}

    where:               Y = 30 day yield
                         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

--------------------------------------------------------------------------------
    a($)              b($)              c                 d($)          Y(%)
--------------------------------------------------------------------------------
                                                                        4.88
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                         [FUND(CLASS)] TOTAL RETURN  CLASS B

Note:  All performance is for the period ended:  11/30/96
                                               --------------
1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1 - n
    SEC Formula:         T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:               T = average annual total return
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period
                         S = Maximum initial sales charge
                         R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)


a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV                                      1025.7
S
R    3.00     3.00     3.00      3.00    3.00     2.00     -      -      -
T(%)                                     2.57                            4.41
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR INCEPT
--------------------------------------------------------------------------------
P($)  1000    1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV   1036.10 1016.20  1048.40   1058.90 1045.70  -        -      -      1154.20
T(%)          20.81    20.60     12.02   4.75     -        -      -      5.04
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                      T = average annual total return (see above)
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV                                      1025.7
S
R
C(%)                                     2.57
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV  1036.10  1016.20  1048.40   1058.90 1045.70  -        -      -      1154.20
C(%) 3.61     1.62     4.84      5.89    4.57     -        -      -      15.42
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                 6
    SEC Formula:         Y = 2{[(a - b)/(cd) + 1] - 1]}

    where:               Y = 30 day yield
                         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

--------------------------------------------------------------------------------
    a($)              b($)              c                 d($)          Y(%)
--------------------------------------------------------------------------------
                                                                        4.62
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                       [FUND(CLASS)] CONTRARIAN STOCK  CLASS B

Note:  All performance is for the period ended:  11/30/96
                                               ---------------
1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1 - n
    SEC Formula:         T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:               T = average annual total return
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period
                         S = Maximum initial sales charge
                         R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     2.92
ERV                                      991.10
S    -        -        -         -       -        -        -      -      -
R    4.00     4.00     4.00      4.00    4.00     3.0      2.0    -      3.00
T(%)                                     (0.89)   -        -      -      4.56
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     2.92
ERV  1029.30  1046.60  1037.90   960.60  1021.11  -        -      -      1168.90
T(%) 3.20     70.97    15.89     6.52)   2.11     -        -      -      5.49
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                      T = average annual total return (see above)
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     2.92
ERV                                      991.10
S    -        -        -         -       -        -        -      -      -
R                                        4.00
C(%)                                     (0.89)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV  1029.30  1046.60  1037.90   966.60  1021.10  -        -      -      1168.90
C(%) 2.93     4.66     3.79      (3.34)  2.11     -        -      -      16.89
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                 6
    SEC Formula:         Y = 2{[(a - b)/(cd) + 1] - 1]}

    where:               Y = 30 day yield
                         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

--------------------------------------------------------------------------------
    a($)              b($)              c                 d($)          Y(%)
--------------------------------------------------------------------------------
                                                                        N/A
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                     [FUND(CLASS)]  SMALL COMPANY STOCK   CLASS B

Note:  All performance is for the period ended:  113096
                                               --------------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1 - n
    SEC Formula:         T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:               T = average annual total return
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period
                         S = Maximum initial sales charge
                         R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10
ERV                                      1,180.9                         1439.2
S                                                                        -
R    4.00     4.00     4.00      4.00    4.00     3.00     2.0    -      3.00
T(%)                                     18.09             -      -      13.28
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     2.92
ERV  1209.40  1045.80  1105.80   989.90  1210.90  -        -      -      1468.80
T(%) 23.05    69.50    49.04     (2.00)  21.09    -        -      -      14.08
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                      T = average annual total return (see above)
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)          1/12     1/4       1/2     1        3        5      10     2.92
ERV                                       1,180.9                         1439.2
S                                         -                               -
3.00  3.00     4.00     4.00      4.00    4.00     3.00     2.00   -      3.00
C(%)                                      18.90                           43.92
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

      CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR INCEPT
--------------------------------------------------------------------------------
P($)  1000     1000     1000      1000    1000     1000     1000   1000  1000
n(YR)          1/12     1/4       1/2     1        3        5      10    292
ERV   1209.40  1045.80  1105.80   989.90  1210.90  -        -      -     1468.80
C(%)  20.94    4.58     10.58     (1.01)  21.09    -        -      -     46.88
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                       [FUND(CLASS)]  0425  VALUGROWTH  STOCK B

Note:  All performance is for the period ended:  11/30/96
                                               ---------------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1 - n
    SEC Formula:         T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:               T = average annual total return
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period
                         S = Maximum initial sales charge
                         R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     3.33
ERV                                      1180.03
S    -        -        -         -       -        -        -      -      -
R    4.0      4.0      4.0       4.0     4.0      3.00     2.00   -      2.00
T(%)                                     18.03             N/A    N/A    12.55
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     3.33
ERV  1219.0   1065.50  1138.60   1118.20 1210.3   1485.40  N/A    N/A    1512.90
T(%)          110.99   67.34     24.81   21.08    14.01    N/A    N/A    13.23
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                      T = average annual total return (see above)
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     3.33
ERV                                      1180.3
S    -        -        -         -       -        -        -      -      -
R    4.0      4.0      4.0       4.0     4.0      3.00     2.0    -      2.0
C(%)                                     18.03
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     3.33
ERV  1219.0   1065.50  1138.6    1118.20 1210.30  1485.4   N/A    N/A    1512.90
C(%) 21.90    6.55     13.86     11.82   21.03    48.54    N/A    N/A    51.29
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                           [FUND(CLASS)]  0427 B TX FREE  B

Note:  All performance is for the period ended:  11/30/96
                                               --------------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1 - n
    SEC Formula:         T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:               T = average annual total return
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period
                         S = Maximum initial sales charge
                         R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     3.31
ERV                                      102.60
S    -        -        -         -       -        -        -      -      -
R    3.00     3.0      3.0       3.0     3.0      2.00     -      -      1.0
T(%)                                     2.66              N/A    N/A    4.35
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     3.31
ERV  1034.0   1016.0   1042.9    1059.7  1046.6   1145.2   N/A    N/A    1172.3
T(%)          20.61    18.14     12.18   4.66     4.62     N/A    N/A    4.89
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                      T = average annual total return (see above)
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000    1000     1000      1000    1000     1000     1000   1000   1000
n(YR)        1/12     1/4       1/2     1        3        5      10     3.31
ERV                                     1026.60
S    -       -        -         -       -        -        -      -      -
R    3.0     3.0      3.0       3.0     3.0      2.0      -      -      1.0
C(%)                                    2.66
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000    1000      1000      1000    1000     1000     1000   1000   1000
n(YR)        1/12      1/4       1/2     1        3        5      10     3.31
ERV  1034.0  1016.0    1042.9    1059.7  1046.6   1145.2   N/A    N/A    1172.3
C(%) 3.40    1.60      4.29      5.97    4.66     14.52    N/A    N/A    17.23
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                 6
    SEC Formula:         Y = 2{[(a - b)/(cd) + 1] - 1]}

    where:               Y = 30 day yield
                         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

--------------------------------------------------------------------------------
    a($)              b($)              c                 d($)          Y(%)
--------------------------------------------------------------------------------
 46,797.03         11,413.67         968,513.87          10.68          4.14
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                          [FUND(CLASS)]  0430 B INCOME BOND

Note:  All performance is for the period ended:  11/30/96
                                               --------------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1 - n
    SEC Formula:         T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:               T = average annual total return
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period
                         S = Maximum initial sales charge
                         R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     3.33
ERV
S    -        -        -         -       -        -        -      -      -
R    3.0      3.0      3.0       3.0     3.0      2.0      -      -      1.0
T(%)                                     1.13              N/A    N/A    2.92
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000    1000     1000      1000    1000     1000     1000   1000    1000
n(YR)        1/12     1/4       1/2     1        3        5      10      3.33
ERV 1024.1   1016.5   1055.6    1064.7  1037.3   1104.5   N/A    N/      1120.5
T(%)         21.21    23.97     13.24   3.73     3.37     N/A    N/A     3.47
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                      T = average annual total return (see above)
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000      1000    1000     1000     1000   1000   1000
n(YR)         1/12     1/4       1/2     1        3        5      10     3.33
ERV                                      1017.3
S
R    3.0      3.0      3.0       3.0     3.0      2.0      -      -      1.00
C(%)                                     1.73
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH     6 MTH   1 YR     3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($) 1000    1000     1000      1000    1000     1000     1000   1000    1000
n(YR)        1/12     1/4       1/2     1        3        5      10     3.33
ERV  1024.   1016.5   1055.6    1064.7  1037.3   1104.5   N/A    N/A    1,120.5
C(%) 2.41    1.65     5.56      6.47    3.73     10.45    N/A    N/A    12.05
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                 6
    SEC Formula:         Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:               Y = 30 day yield
                         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

--------------------------------------------------------------------------------
    a($)              b($)              c                 d($)          Y(%)
--------------------------------------------------------------------------------
  19,135.39         4300.34          366,534.42           9.57          5.13
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                [FUND(CLASS)]  INTERNATIONAL INVESTMENT   CLASS B

Note:  All performance is for the period ended:   11/30/96
                                                  --------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                          1 - n
     SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:              T = average annual total return
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period
                         S = Maximum initial sales charge
                         R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      1.67
ERV                                    1094.50  -       -       -       1229.50
S      -       -       -       -       -        -       -       -       -
R      4.0     4.0     4.0     4.0     4.0      3.0     2.0     -       4.0
T(%)                                   9.45
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
N(YR)          1/12    1/4     1/2     1        3       5       10      1.67
ERV    1089.50 1037.90 1034.20 1013.20 1124.50  -       -       -       1229.50
T(%)           55.03   14.26   2.63    12.45    -       -       -       13.18
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                              n
       Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      1.67
ERV                                    1094.50  -       -       -       1229.50
S      -       -       -       -       -        -       -       -       -
R      4.0     4.0     4.0     4.0     4.0      6.0     2.0     -       4.00
C(%)           3.79    3.42    1.32    9.45     -       -       -
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
N(YR)          1/12    1/4     1/2     1        3       5       10      1.67
ERV    1089.50 1037.60 1034.20 1013.20 1124.50  -       -       -       1229.50
C(%)   8.95    3.79    3.42    1.32    12.45    -       -       -       22.95
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                      [FUND(CLASS)]  GROWTH EQUITY  CLASS B

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}1 - n

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -       -       -       -       -        -       -       -       1071.70
S      -       -       -       -       -        -       -       -       -
R      4.0     4.0     4.0     4.0     4.0      3.0     2.0     -       4.00
T(%)   -                               -        -       -       -       7.34
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -       1050.10 1092.60 1038.90 -        -       -       -       1071.70
T(%)   -       77.76   42.11   7.86    -        -       -       -       12.76
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                              n
       Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -                               -        -       -       -
S      -       -       -       -       -        -       -       -       -
R      4.0     4.0     4.0     4.0     4.0      3.0     2.0     -       4.0
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -       1850.10 1092.60 1038.90 -        -       -       -       1071.70
C(%)   -       5.01    9.26    3.89    -        -       -       -       7.17
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                 [FUND(CLASS)]  SMALL CAP OPPORTUNITIES  CLASS B

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                        1 - n
       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/1     1/4     1/2     1        3       5       10      .06
ERV    -       1021.95 -       -       -        -       -       -       1021.80
S      -       -       -       -       -        -       -       -       -
R      4.00    4.00    4.00    4.00    4.00     3.00    2.0     -       4.00
T(%)   -       -       -       -       -        -       -               21.54
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .06
ERV    -       1021.80 -       -       -        -       -       -       1021.80
T(%)   -       28.95   -       -       -        -       -       -       43.08
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                              n - 1
       Formula: C = {{[(T + 1)      - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .06
ERV    -       1021.80 -       -       -        -       -       -       1021.80
S      -       -       -       -       -        -       -       -       -
R      4.0     4.0     4.0     4.0     4.0      3.0     2.0     -       4.0
C(%)   -       2.18    -       -       -        -       -       -       2.18
--------------------------------------------------------------------------------


b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .06
ERV    -       1021.80 -       -       -        -       -       -       1021.80
C(%)   -       2.18    -       -       -        -       -       -       2.18
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                      [FUND(CLASS)]  STABLE INCOME CLASS B

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -       -       -       -
S      -       -       -       -       -        -       -       -       -
R      1.50    1.50    1.50    1.50    1.50     .75     -       -       1.5
T(%)                                   -        -       -       -       3.27
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -       1005.00 1018.90 1031.30 -        -       -       -       1032.60
T(%)   -       6.01    7.72    6.31    -        -       -       -       6.10
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                              n
       Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -       -       -       -       -
S      -       -       -       -       -        -       -       -       -
R      1.5     1.5     1.5     1.5     1.5      .75     -       -       1.5
C(%)   -                                -       -       -       -
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -       1005.00 1018.90 1031.30 -        -       -       -       1032.60
C(%)   -       .50     1.89    3.13    -        -       -       -       3.26
--------------------------------------------------------------------------------

3.     30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                               6
       SEC Formula:    Y = 2{[(a - b)/(cd) + 1]  - 1]}

       where:          Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

          a($)          b($)               c            d($)            Y(%)
--------------------------------------------------------------------------------
       3004.41         662.98          56,330.20        10.27           4.91
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
             [FUND(CLASS)]  INTERMEDIATE GOVERNMENT INCOME  CLASS B

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV                                             -       -       -       -
S      -       -       -       -       -        -       -       -       -
R      3.00    3.00    3.00    3.00    3.00     2.00    -       -       3.00
                                       -        -       -       -       3.19
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -       1014.60 1047.90 1056.20 -        -       -       -       1050.90
T(%)   -       18.59   20.38   11.45   -        -       -       -       9.64
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                              n
       Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10
ERV    -                               -        -       -       -
S      -       -       -       -       -        -       -       -       -
R      3.00    3.00    3.00    3.00    3.00     2.00    0       0       3.00
C(%)   -                               -        -       -       -
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------

P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      .57
ERV    -       1014.60 1047.90 1056.20 -        -       -       -       1050.90
C(%)   -       1.46    4.79    5.62    -        -       -       -       5.09
--------------------------------------------------------------------------------

3.     30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                               6
       SEC Formula:    Y = 2{[(a - b)/(cd) + 1]  - 1]}

       where:          Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

    a($)                   b($)            c            d($)            Y(%)
--------------------------------------------------------------------------------
53,324.71              11,872.47       913,265.31       11.16           4.93
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                    [FUND(CLASS)]  0431-B TAX FREE INCOME  B

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      3.33
ERV                                    1035.3           N/A     N/A
S      -       -       -       -       -        -       -       -       -
R      3.00    3.00    3.00    3.00    3.00     2.00    -       -       -
T(%)                                   3.53
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                                     n
       Formula:        C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

                       where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                       [FUND(CLASS)]  0427-I  MN TX FREE I

Note:  All performance is for the period ended: 11/30/97
                                                --------

1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      8.89
ERV    1042.10 1017.60 1045.8  1064.6  1054.6   1171360 1393.5  N/A     1820.8
T(%)   4.60    22.86   19.45   13.23   5.46     5.42    6.86    N/A     6.97
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                                     n
       Formula:        C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      8.89
ERV    1042.01 1017.60 1045.8  1064.6  1054.6   1171.60 1393.5  N/A     1820.8
C(%)   4.21    1.76    4.58    6.46    5.46     17.16   39.35   N/A     82.08
--------------------------------------------------------------------------------

3.     30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                               6
       SEC Formula:    Y = 2{[(a - b)/(cd) + 1]  - 1]}

       where:          Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

          a($)           b($)             c             d($)            Y(%)
--------------------------------------------------------------------------------
       26,408.43       2856.66         544549.69        10.69           4.88
--------------------------------------------------------------------------------

4.     30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    TEY = Y/(1 - TR)

       where:          TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

               TR(%)                            TEY(%)
--------------------------------------------------------------------------------
               44.73                            8.83
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                     [FUND(CLASS)]COLORADO TAX FREE  CLASS I

Note:  All performance is for the period ended: 11/30/96
                                                --------

1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}1 - n

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      3.5
ERV    1049.20 1013.40 1041.90 1065.20 1061.30  1057.60 -       -       1230.40
T(%)   5.38    16.93   17.67   13.35   6.13     5.76    -       -       6.10
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                              n
       Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000     1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1        3       5       10      3.5
ERV    1049.20 1013.40 1041.90 1065.20 1061.30  1057.60 -       -       1230.40
C(%)   4.92    1.34    4.19    6.52    6.13     5.76    -       -       23.04
--------------------------------------------------------------------------------

3.     30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                               6
       SEC Formula:    Y = 2{[(a - b)/(cd) + 1]  - 1]}

       where:          Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

           a($)          b($)              c            d($)            Y(%)
--------------------------------------------------------------------------------
       130,332.18      8,582.68        2,558,138.73     10.25           5.64
--------------------------------------------------------------------------------

4.     30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    TEY = Y/(1 - TR)

       where:          TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

               TR(%)                            TEY(%)
--------------------------------------------------------------------------------
               4262                             9.82
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                     [FUND(CLASS)]  LARGE COMPANY GROWTH  CLASS I

Note:  All performance is for the period ended:  11/30/96
                                                 --------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000    1000    1000    1000   1000   1000   1000    1000
n(YR)           1/12    1/4     1/2     1      3      5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR   1 MTH   3 MTH   6 MTH   1 YR    3 YR   5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000    1000    1000    1000    1000   1000    1000    1000
n(YR)           1/12    1/4     1/2     1       3      5       10
ERV    1267.40  1063.50 1153.10 1086.00 4558.3  1654.7 1882.2  3684.20
                                        0       0      0
T(%)   29.50    106.55  76.00   17.79   22.83   18.26  13.46   13.92
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000    1000    1000    1000   1000   1000   1000    1000
n(YR)           1/12    1/4     1/2     1      3      5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

--------------------------------------------------------------------------------
       CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR    10 YR   INCEPT

--------------------------------------------------------------------------------
P($)   1000     1000    1000    1000    1000   1000   1000    1000    1000
--------------------------------------------------------------------------------
n(YR)           1/12    1/4     1/2     1      3      5      10
--------------------------------------------------------------------------------
ERV    1267.4   1063.50 1153.1  1086.0  1228.3 1654.7 1882.20 3684.20
       0                0       0       0      0      0       0
C(%)
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                           6
    SEC Formula:   Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

    a($)           b($)           c              d($)           Y(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

    where:              TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

         TR(%)                                        TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                         [FUND(CLASS)]0431-I  TAX FREE INCOME

Note:  All performance is for the period ended:  11/30/96
                                                 --------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000    1000    1000    1000   1000   1000   1000    1000
n(YR)           1/12    1/4     1/2     1      3      5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000    1000    1000    1000   1000   1000   1000    1000
n(YR)           1/12    1/4     1/2     1      3      5      10      7.34
ERV    1050     1015.5  1044.2  1064.2  1063.3 1193.3 1389.1 N/A     1624.1
T(%)   5.47     20.59   18.94   13.22   6.33   6.07   6.79   N/A     6.83
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10      7.34
ERV    1050.0  1015.5   1044.2   1064.2   1063.3  1193.3  1389.1 N/A     1624.1
C(%)   5.00    1.55     4.42     6.42     6.33    19.33   38.91  N/A     62.41
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
    SEC Formula:        Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

    a($)           b($)           c              d($)           Y(%)
--------------------------------------------------------------------------------
1,293,138.12   114,129.79    27,584,177.8        10.13          5.12
--------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

    where:              TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

         TR(%)                                        TEY(%)
--------------------------------------------------------------------------------
         .396                                          8.47
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                     [FUND(CLASS)]  SMALL COMPANY GROWTH  CLASS I

Note:  All performance is for the period ended:  11/30/96
                                                 --------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV    1172.50 1036.90  1054.10  999.700  1175.7  1661.1  2565.5 5899.5
                                          0       0       0      0
T(%)   18.69   53.16    23.27    (0.60)   17.57   18.41   20.71  19.40
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000    1000    1000
n(YR)          1/12     1/4      1/2      1       3       5       10
ERV    1172.5  1036.90  1045.1   999.70   1175.7  1661.1  2565.50 5899.50
       0                0                 0       0
C(%)   17.25   3.69     5.41     (0.30)   17.57   66.11   156.55  489.95
--------------------------------------------------------------------------------

 3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
    SEC Formula:        Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

    a($)           b($)           c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                N/A
--------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

    where:              TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

         TR(%)                                        TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                          [FUND(CLASS)]   0430I  INCOME BOND

Note:  All performance is for the period ended:  11/30/96
                                                 --------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10      9.48
ERV    1030.9  1171.0   1057.2   1069.4   1045.9  1129.5  1363.6 N/A     2093.0
T(%)   3.38    22.10    24.71    14.24    4.59    4.14    6.40   N/A     8.10
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000    1000    1000
n(YR)          1/12     1/4      1/2      1       3       5       10      9.48
ERV    1030.9  1171.0   1057.2   1069.4   1045.9  1129.5  1363.6  N/A     2093
                                          0
C(%)   3.09    1.71     5.72     6.94     4.59    12.95   36.36   N/A     109.30
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
    SEC Formula:        Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

    a($)           b($)           c              d($)           Y(%)
--------------------------------------------------------------------------------
1,517,457.57   170,656.68   29,066,987.52       9.58           5.87
--------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

    where:              TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

         TR(%)                                        TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                          [FUND(CLASS)]LIMITED TERM CLASS I

Note:  All performance is for the period ended:  11/30/96
                                                 --------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10      .2
ERV    -       1014.40  -        -        -       -       -      -       1053.7
                                                                         0
T(%)   -       18.34    -        -        -       -       -      -       37.45
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000   1000
n(YR)          1/12     1/4      1/2      1       3       5      10     .2
ERV    -       1014.40  -        -        -       -       -      -      1053.70
C(%)   -       1.44     -        -        -       -       -      -       5.37
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
    SEC Formula:        Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

    a($)           b($)           c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                N/A
--------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

    where:              TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

         TR(%)                                        TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                   [FUND(CLASS)]  SMALL COMPANY STOCK 0437 CLASS I

Note:  All performance is for the period ended:  11/30/96
                                                 --------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10      2.92
ERV    1219.7  1046.8   1108.6   999.43   1221.2  -       -      -       1496.3
T(%)   24.19   73.13    51.04    (1.13)   22.12   -       -      -       14.81
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10      2.92
ERV    1219.7  1046.80  1108.6   999.43   1221.2  -       -      -       1496.30
       0                0                 0
C(%)   21.97   4.68     10.86    (0.57)   22.12   -       -      -       49.63
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
    SEC Formula:        Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

    a($)           b($)           c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                N/A
--------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

    where:              TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

         TR(%)                                        TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                      [FUND(CLASS)]     CONTRAIAN STOCK  CLASS I

Note:  All performance is for the period ended:  11/30/96
                                                 --------
1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
--------------------------------------------------------------------------------
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000   1000
n(YR)          1/12     1/4      1/2      1       3       5      10     2.9
ERV    1035.80 1047.00  1039.50  996.99   1029.4  -       -      -      1193.7
                                          0                             0
T(%)   3.91    71.82    16.63    (5.88)   2.94    -       -      -      6.26
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000    1000
n(YR)          1/12     1/4      1/2      1       3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH    3 MTH    6 MTH    1 YR    3 YR    5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000     1000     1000     1000    1000    1000   1000   1000
n(YR)          1/12     1/4      1/2      1       3       5      10     2.9
ERV    1035.8  1047.00  1039.5   996.99   1029.4  -       -      -      1193.7
       0                0                 0
C(%)   3.58    4.70     3.95     (3.01)   2.94    -       -      -      19.37
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
    SEC Formula:        Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

    a($)           b($)           c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                N/A
--------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

    where:              TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

         TR(%)                                        TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                            [FUND(CLASS)]   INDEX  CLASS I

Note:  All performance is for the period ended:  11/30/96
                                                 --------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------

P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1       3      5      10      9.84
ERV  1249.5   1075.4  1166.4  1141.9  1272.5 1736.7  2245.4 N/A     3534.6
T(%) 27.51    139.24  85.09   30.39   27.25  20.20   17.56  N/A     13.69
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                              T = average annual total return (see above)
                              P = initial payment of $1,000
                              n = number of years
                              ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10      9.84
ERV  1249.5   1075.4  1166.4  1141.9  1272.5 1736.7  2245.4 N/A     3534.6
C(%) 24.95    7.54    16.64   14.19   27.25  73.67   124.54 N/A     253.46
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                      6
     SEC Formula:             Y = 2{[(a - b)/(cd) + 1]- 1]}

     where:                   Y = 30 day yield
                              a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)             b($)            c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                    N/A
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:             TEY = Y/(1 - TR)

     where:                   TEY = 30 day tax-equivalent yield
                              Y = 30 day yield (see above)
                              TR = assumed applicable tax rate

                      TR(%)                  TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                        [FUND(CLASS)]  TOTAL RETURN   CLASS I

Note:  All performance is for the period ended:      11/30/96
                                                     --------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                      1 - n
     SEC Formula:     T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:           T = average annual total return
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period
                      S = Maximum initial sales charge
                      R = Maximum redemption charge (calculated based on ______) (i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH   6 MTH    1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000    1000     1000   1000    1000   1000    1000
n(YR)         1/12     1/4     1/2      1      3       5      10      2.96
ERV  1042.20  1015.80 1049.20  1061.70 1052.50 -       -      -       1178.30
T(%) 4.61     20.24    20.98   12.62    5.25   -       -      -       5.79
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                              T = average annual total return (see above)
                              P = initial payment of $1,000
                              n = number of years
                              ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH    6 MTH   1 YR    3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000     1000    1000    1000    1000   1000    1000
n(YR)         1/12     1/4      1/2     1       3       5      10      2.96
ERV  1042.20  1015.80 1049.20 1061.70   1052.50 -       -      -       1178.30
C(%) 4.22     1.58     4.92     6.17    5.25    -       -      -       17.83
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                      6
     SEC Formula:             Y = 2{[(a - b)/(cd) + 1] - 1]}

     where:                   Y = 30 day yield
                              a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)             b($)            c              d($)           Y(%)
--------------------------------------------------------------------------------
  656,280.00       79,806.76    13,454,608.59        9.67           5.38
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:             TEY = Y/(1 - TR)

     where:                   TEY = 30 day tax-equivalent yield
                              Y = 30 day yield (see above)
                              TR = assumed applicable tax rate

                      TR(%)                  TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                        [FUND(CLASS)]   INTERNATIONAL  CLASS I

Note:  All performance is for the period ended:      11/30/96
                                                     --------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                      1 - n
     SEC Formula:     T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:           T = average annual total return
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period
                      S = Maximum initial sales charge
                      R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10      2.06
ERV  1097.3   1038.6  1036.5  1017.1  1133.4 -       -      -       1189.10
T(%) 10.66    57.54   15.42   3.43    13.34  -       -      -       8.78
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                      T = average annual total return (see above)
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10      2.06
ERV  1097.3   1038.6  1036.5  1017.1  1133.4 -       -      -       1189.10
C(%) 9.73     3.86    3.65    1.17    13.34  -       -      -       18.91
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                             6
     SEC Formula:     Y = 2{[(a - b)/(cd) + 1] - 1]}

     where:           Y = 30 day yield
                      a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)             b($)            c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                    N/A
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:             TEY = Y/(1 - TR)

     where:                   TEY = 30 day tax-equivalent yield
                              Y = 30 day yield (see above)
                              TR = assumed applicable tax rate

                      TR(%)                  TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                        [FUND(CLASS)]   INCOME EQUITY  CLASS I

Note:  All performance is for the period ended:      11/30/96
                                                     --------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                      1 - n
     SEC Formula:     T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:           T = average annual total return
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period
                      S = Maximum initial sales charge
                      R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10      7367
ERV  1225.5   1070.7  1139.0  1120.3  1255.1 1787.4  2237.8 -       3188.2
T(%) 24.84    126.99  68.30   25.27   25.51  21.36   17.48  -       16.31
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                              T = average annual total return (see above)
                              P = initial payment of $1,000
                              n = number of years
                              ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------
b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10      7.67
ERV  1225.5   1070.7  1139.0  1120.3  1255.1 1787.4  2237.8 -       3188.20
C(%) 22.50    7.07    13.90   12.03   25.51  78.74   123.78 -       218.82
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                      6
     SEC Formula:             Y = 2{[(a - b)/(cd) + 1] - 1]}

     where:                   Y = 30 day yield
                              a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)             b($)            c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                    N/A
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:             TEY = Y/(1 - TR)

     where:                   TEY = 30 day tax-equivalent yield
                              Y = 30 day yield (see above)
                              TR = assumed applicable tax rate

                      TR(%)                  TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                         [FUND(CLASS)]  GROWTH EQUITY CLASS I

Note:  All performance is for the period ended:      11/30/96
                                                     --------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                      1 - n
     SEC Formula:     T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:           T = average annual total return
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period
                      S = Maximum initial sales charge
                      R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH   6 MTH    1 YR   3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000    1000     1000   1000     1000   1000    1000
n(YR)         1/12     1/4     1/2      1      3        5      10      7.59
ERV  1184.40  1050.60 1094.60  1042.60 1184.80 1496.50 1939.60 -       3088.10
T(%) 20.28    78.79    43.13   8.64     18.48  15.76    15.48  -       16.01
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                              T = average annual total return (see above)
                              P = initial payment of $1,000
                              n = number of years
                              ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH   6 MTH    1 YR   3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000    1000     1000   1000     1000   1000    1000
n(YR)         1/12     1/4     1/2      1      3        5      10      7.59
ERV  1184.40  1050.60 1094.60  1042.60 1184.80 1496.50 1939.60 -       3088.10
C(%) 48.44    5.06     9.46    4.26     18.48  49.65    93.96  -       208.81
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                      6
     SEC Formula:             Y = 2{[(a - b)/(cd) + 1] - 1]}

     where:                   Y = 30 day yield
                              a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)             b($)            c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                    N/A
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:             TEY = Y/(1 - TR)

     where:                   TEY = 30 day tax-equivalent yield
                              Y = 30 day yield (see above)
                              TR = assumed applicable tax rate

                      TR(%)                  TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                       [FUND(CLASS)]  DIVERSITY EQUITY CLASS I

Note:  All performance is for the period ended:      11/30/96
                                                     --------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                      1 - n
     SEC Formula:     T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:           T = average annual total return
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period
                      S = Maximum initial sales charge
                      R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH   6 MTH    1 YR   3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000    1000     1000   1000     1000   1000    1000
n(YR)         1/12     1/4     1/2      1      3        5      10      7.92
ERV  1217.50  1062.80 1127.20  1090.70 1227.80 1662.60 2108.50 -       3323.30
T(%) 23.95    104.94   60.81   18.79    22.78  18.45    16.07  -       16.37
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

     Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                      T = average annual total return (see above)
                      P = initial payment of $1,000
                      n = number of years
                      ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH   6 MTH    1 YR   3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000    1000     1000   1000     1000   1000    1000
n(YR)         1/12     1/4     1/2      1      3        5      10      7.92
ERV  1217.50  1062.80 1127.20  1090.70 1227.80 1662.60 2108.50 -       3323.30
C(%) 54.75    6.28     12.72   9.07     22.78  66.26    110.85 -       232.33
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:             Y = 2{[(a - b)/(cd) + 1]6 - 1]}

     where:                   Y = 30 day yield
                              a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)             b($)            c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                    N/A
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:             TEY = Y/(1 - TR)

     where:                   TEY = 30 day tax-equivalent yield
                              Y = 30 day yield (see above)
                              TR = assumed applicable tax rate

                      TR(%)                  TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                    [FUND(CLASS)]  CONSERVATIVE BALANCED  CLASS I

Note:  All performance is for the period ended:      11/30/96
                                                     --------

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                      1 - n
     SEC Formula:     T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:                   T = average annual total return
                              P = initial payment of $1,000
                              n = number of years
                              ERV = ending redeemable value of the initial payment at the end of the period
                              S = Maximum initial sales charge
                              R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH    3 MTH   6 MTH    1 YR   3 YR     5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000     1000    1000     1000   1000     1000   1000    1000
n(YR)         1/12     1/4     1/2      1      3        5      10      7.59
ERV  1084.30  1025.10 1058.60  1057.40 1094.90 1271.00 1489.10 -       1941.00
T(%) 9.23     33.97    25.33   11.71    9.49   8.31     8.28   -       9.13
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                              T = average annual total return (see above)
                              P = initial payment of $1,000
                              n = number of years
                              ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

     CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR    5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($) 1000     1000    1000    1000    1000   1000    1000   1000    1000
n(YR)         1/12    1/4     1/2     1      3       5      10      7.59
ERV  1084.30  1025.101050.60  1057.401894.90 1271.001489.10 -       1941.00
C(%) 8.43     2.51    5.86    5.74    9.94   27.10   48.91  -       94.10
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                      6
     SEC Formula:             Y = 2{[(a - b)/(cd) + 1] - 1]}

     where:                   Y = 30 day yield
                              a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)             b($)            c              d($)           Y(%)
--------------------------------------------------------------------------------
                                                                    N/A
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:             TEY = Y/(1 - TR)

     where:                   TEY = 30 day tax-equivalent yield
                              Y = 30 day yield (see above)
                              TR = assumed applicable tax rate

                      TR(%)                  TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                  [FUND(CLASS)]  0425-03 VALUEGROWTH STK  I  SHARES

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH    3 MTH    6 MTH   1 YR    3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000     1000     1000    1000    1000     1000   1000   1000
n(YR)           1/12     1/4      1/2     1       3        5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)


        CAL YR  1 MTH    3 MTH    6 MTH   1 YR    3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000     1000     1000    1000    1000     1000   1000   1000
n(YR)           1/12     1/4      1/2     1       3        5      10     8.90
ERV     1227.4  1066.10  1140.9   1122.8  1219.8  1518.9   1901.1 N/A    3027.40
T(%)            112.42   68.69    25.83   21.98   14.95    13.71  N/A    13.25
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH    3 MTH    6 MTH   1 YR    3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000     1000     1000    1000    1000     1000   1000   1000
n(YR)           1/12     1/4      1/2     1       3        5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------


b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH    3 MTH    6 MTH   1 YR    3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000     1000     1000    1000    1000     1000   1000   1000
n(YR)           1/12     1/4      1/2     1       3        5      10     8.9
ERV     1227.4  1066.10  1140.90  1122.8  1219.8  1518.9   1901.1 N/A    3027.4
C(%)
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
     SEC Formula:      Y = 2{[(a - b)/(cd) + 1]  - 1]}

     where:            Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)              b($)             c                 d($)           Y(%)
--------------------------------------------------------------------------------
                                                                         N/A
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:      TEY = Y/(1 - TR)

     where:            TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

              TR(%)                                       TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                      [FUND(CLASS)] MODERATE BALANCED CLASS I

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)


                                                                         1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH    3 MTH    6 MTH   1 YR    3 YR     5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000     1000     1000    1000    1000     1000   1000   1000
n(YR)           1/12     1/4      1/2     1       3        5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10     7.59
ERV     1107.20 1032.50 1072.60  1064.60 1118.00 1339.20  1600.10 -      2160.40
T(%)    11.75   45.79   32.04    13.23   11.80   10.22    9.85    -      10.68
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10     7.59
ERV     1107.20 1032.50 1072.60  1064.60 1118.00 1339.20  1600.10 -      2160.40
C(%)    10.72   3.25    7.26     6.46    11.80   33.92    60.01   -      116.04
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
     SEC Formula:      Y = 2{[(a - b)/(cd) + 1]  - 1]}

     where:            Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)              b($)             c                 d($)           Y(%)
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:      TEY = Y/(1 - TR)

     where:            TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

              TR(%)                                       TEY(%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                       [FUND(CLASS)]  GROWTH BALANCED  CLASS I

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10     7.59
ERV     1152.40 1045.50 1096.80  1076.70 1163.60 1451.90  1783.50 -      2422.00
T(%)    16.74   68.88   44.29    15.78   16.36   13.22    12.25   -      12.36
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10     7.59
ERV     1152.40 1045.50 1096.80  1076.70 1163.60 1451.90  1783.50 -      2422.00
C(%)    15.24   4.55    9.68     7.67    16.36   45.19    78.35   -      142.20
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:      Y = 2{[(a - b)/(cd) + 1]6 - 1]}

     where:            Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)              b($)             c                 d($)           Y(%)
--------------------------------------------------------------------------------
                                                                         N/A
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:      TEY = Y/(1 - TR)

     where:            TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

              TR(%)                                       TEY(%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                        [FUND(CLASS)]   STABLE INCOME CLASS I

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10     2.06
ERV     1051.60 1005.60 1020.70  1035.50 1058.30 -        -       -      1142.90
T(%)    5.64    6.74    8.47     7.16    5.83    -        -       -      6.70
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10     2.06
ERV     1051.60 1005.60 1020.70  1035.50 1058.30 -        -       -      1142.90
C(%)    5.16    .56     2.07     3.55    5.83    -        -       -      14.29
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
     SEC Formula:      Y = 2{[(a - b)/(cd) + 1]  - 1]}

     where:            Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)              b($)             c                 d($)           Y(%)
--------------------------------------------------------------------------------
     505,366.90        52,021.31        9,476,662.32      10.27          5.66
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:      TEY = Y/(1 - TR)

     where:            TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

              TR(%)                                       TEY(%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                  [FUND(CLASS)]    SMALL CAP OPPORTUNITIES  CLASS I

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR   1 MTH  3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000     1000   1000     1000    1000    1000     1000    1000   1000
n(YR)            1/12   1/4      1/2     1       3        5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10     3.33
ERV     1212.40 1033.10 4084.70  999.40  1267.60 4973.20  -       -      2113.30
T(%)    23.38   46.67   38.04    (.11)   26.76   25.40    -       -      25.16
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10     3.33
ERV     1212.40 1033.10 1084.70  999.40  1267.60 1973.20  -       -      2113.30
C(%)    21.24   3.31    8.47     (.06)   26.76   97.32    -       -      111.33
--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
     SEC Formula:      Y = 2{[(a - b)/(cd) + 1]  - 1]}

     where:            Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)              b($)             c                 d($)           Y(%)
--------------------------------------------------------------------------------
                                                                         N/A
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:      TEY = Y/(1 - TR)

     where:            TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

              TR(%)                                       TEY(%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                          [FUND(CLASS)]   DIVERSIFIED BOND I

Note:  All performance is for the period ended:  11/30/96

1.   AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
     SEC Formula:      T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

     where:            T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR     5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000    1000    1000    1000     1000    1000    1000
n(YR)           1/12    1/4     1/2     1       3        5       10      13.84
ERV     1042.30 1015.50 1047.50 1059.20 1051.30 1156.90  1330.30 1974.00 N/A
T(%)    4.62    19.81   20.21   12.08   5.13    4.97     5.87    7.03    N/A
--------------------------------------------------------------------------------

2.   CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
     Formula: C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

     where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

        CAL YR  1 MTH   3 MTH    6 MTH   1 YR    3 YR     5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000     1000    1000    1000     1000    1000   1000
n(YR)           1/12    1/4      1/2     1       3        5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

        CAL YR  1 MTH    3 MTH   6 MTH   1 YR    3 YR     5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000     1000    1000    1000    1000     1000    1000    1000
n(YR)           1/12     1/4     1/2     1       3        5       10      13.84
ERV     1042.30 1015.50  1047.50 1059.20 1051.30 1156.90  1330.30 1974.00 N/A
C(%)    4.23    1.55     4.75    5.92    5.13    15.69    33.03   97.40   N/A

--------------------------------------------------------------------------------

3.   30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
     SEC Formula:      Y = 2{[(a - b)/(cd) + 1]  - 1]}

     where:            Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     a($)              b($)             c                 d($)           Y(%)
--------------------------------------------------------------------------------
     984,789.34        104,181.53       6,621,649.78      27.57          5.86
--------------------------------------------------------------------------------

4.   30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

     SEC Formula:      TEY = Y/(1 - TR)

     where:            TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

              TR(%)                                       TEY(%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
               [FUND(CLASS)]   INTERMEDIATE GOVERNMENT  INCOME  CLASS I

Note:  All performance is for the period ended:   11/30/96________________

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                          1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------
b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10      13.84
ERV    1043.00 1015.10 1050.60 1060.70 1053.80 1119.00 1320.80 1970.30 N/A
T(%)   4.70    19.32   21.63   12.41   5.38    3.82    5.72    7.01    N/A
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                               n
       Formula:  C = {{[(T + 1) - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                         T = average annual total return (see above)
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10      13.84
ERV    1043.00 1015.10 1050.60 1060.70 1053.80 1119.00 1320.80 1970.30 N/A
C(%)   4.30    1.51    5.06    60.7    5.38    11.90   32.08   97.03   N/A
--------------------------------------------------------------------------------

3.     30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                6
       SEC Formula:    Y = 2{[(a - b)/(cd) + 1] - 1]}

       where:          Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

       a($)            b($)            c               d($)            Y(%)
--------------------------------------------------------------------------------
       2,073,159.81    220,717.05      35,505,479.39   11.17           5.67
--------------------------------------------------------------------------------

4.     30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    TEY = Y/(1 - TR)

       where:          TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

                       TR(%)                           TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                         [FUND(CLASS)]  0423  US. GOVERNMENT

Note:  All performance is for the period ended:        11/30/96

1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                        1 - n
       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10      9.05
ERV    1045.70 1004.10 1012.30 1024.80 1050.40 1148.30 1225.5  N/A     1640.0
T(%)   5.00    5.05    5.04    5.01    5.04    4.72    4.15    N/A     5.62
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                               n
       Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                         T = average annual total return (see above)
                         P = initial payment of $1,000
                         n = number of years
                         ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV    1045.70 1004.10 1012.30 1024.8  1050.4  1148.3  1225.5  N/A     1640.0
C(%)   4357    .41     1.23    2.48    5.04    14.83   22.55   N/A     64.0
--------------------------------------------------------------------------------

3.     30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                               6
       SEC Formula:    Y = 2{[(a - b)/(cd) + 1]  - 1]}

       where:          Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

       a($)            b($)            c               d($)            Y(%)
--------------------------------------------------------------------------------
                                                                       N/A
--------------------------------------------------------------------------------

4.     30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    TEY = Y/(1 - TR)

       where:          TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

               TR(%)                                   TEY(%)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 (MONEY MARKET FUNDS)
                                [U.S GOVERNMENT FUND]

1.     7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                         (365/7)
       SEC Formula:    Y = [(V1 - V0)/V0]

       where:          Y = annualized yield
                       V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                       V1 = the value of such an account at the end of the stated period

       V1($)                           V0($)                           Y(%)
--------------------------------------------------------------------------------
       1.000953151                     1                               4.97
--------------------------------------------------------------------------------

2.     7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                   365/7
       SEC Formula:    EY = (Y + 1)      - 1

       where:          EY = effective annualized yield
                       Y = annualized yield (see above)

                                                                       EY(%)
                                                               -----------------
                                                                       5.09
                                                               -----------------

3.     7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
       FORMULA)

       SEC Formula:    TEY = [Y/(1 - TR)](% of TF Income)

       where:          TEY = tax equivalent annualized yield
                       Y = annualized yield (see above)
                       TR = assumed applicable tax rate
                       % of TF Income = percentage of tax free income for the period

       TR(%)                           % OF TF INCOME(%)               TEY(%)
--------------------------------------------------------------------------------
                                                                       N/A
--------------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    TEEY = [EY/(1 - TR)](% of TF Income)

       where:          TEEY = tax equivalent effective yield
                       EY = effective annualized yield (see above)
                       TR = assumed applicable tax rate
                       % of TF Income = percentage of tax free income for the period

       TR(%)                           % OF TF INCOME(%)               TEEY(%)
--------------------------------------------------------------------------------
                                                                       N/A
--------------------------------------------------------------------------------

5.     30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

       SEC Formula:    Y30 = [(V1 - V0)/V0](365/30)

       where:          Y30 = annualized 30 day yield
                       V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                       V1 = the value of such an account at the end of the stated period

       V1($)                           V0($)                           Y30(%)
--------------------------------------------------------------------------------
       1.004060274                     1                               4.94
--------------------------------------------------------------------------------

6.     30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)
                                       365/30
       SEC Formula:    EY30 = (Y30 + 1)       - 1

       where:          EY30 = effective annualized 30 day yield
                       Y30 = annualized 30 day yield (see above)

                                                                       EY30(%)
                                                               ----------------
                                                                       5.05
                                                               ----------------

7.     30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
       FORMULA)

       SEC Formula:    TEY30 = [Y30/(1 - TR)](% of TF Income)

       where:          TEY30 = tax equivalent annualized 30 day yield
                       Y30 = annualized 30 day yield (see above)
                       TR = assumed applicable tax rate
                       % of TF Income = percentage of tax free income for the period

       TR(%)                           % OF TF INCOME(%)               TEY30(%)
--------------------------------------------------------------------------------
                                                                       N/A
-------------------------------------------------------------------------------

       8. 30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

       SEC Formula:    TEEY30 = [EY30/(1 - TR)](% of TF Income)

       where:          TEEY30 = tax equivalent effective 30 day yield
                       EY30 = effective annualized 30 day yield (see above) TR = assumed applicable tax rate
                       % of TF Income = percentage of tax free income for the period

       TR(%)                           % OF TF INCOME(%)       TEEY30(%)
--------------------------------------------------------------------------------
                                                               N/A
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                          [FUND(CLASS)]  0422  TREASURY FUND

Note:  All performance is for the period ended:        11/30/96


1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                        1 - n
       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10      5.99
ERV    1044.10 1003.90 1012.0  1024.10 1048.50 1141.90 1216.20 N/A     1288.80
T(%)   4.82    4.85    4.89    4.86    4.85    4.52    3.99    N/A     4.32
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                                     n
       Formula:        C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                       T = average annual total return (see above)
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV    1044.10 1003.90 1012.0  1024.10 1048.50 1141.90 1216.20 N/A     1288.80
C(%)   4.41    .39     1.20    2.41    4.85    14.19   21.62   N/A     28.88
--------------------------------------------------------------------------------

3.     30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                               6
       SEC Formula:    Y = 2{[(a - b)/(cd) + 1]  - 1]}

       where:          Y = 30 day yield
                       a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

       a($)            b($)            c               d($)            Y(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.     30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    TEY = Y/(1 - TR)

       where:          TEY = 30 day tax-equivalent yield
                       Y = 30 day yield (see above)
                       TR = assumed applicable tax rate

               TR(%)                                           TEY(%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 (MONEY MARKET FUNDS)
                                   [TREASURY FUND]

1.     7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    Y = [(V1 - V0)/V0](365/7)

       where:          Y = annualized yield
                       V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                       V1 = the value of such an account at the end of the stated period

       V1($)                           V0($)                           Y(%)
--------------------------------------------------------------------------------
       1.000916712                     1                               4.78
--------------------------------------------------------------------------------

2.     7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                   365/7 - 1
       SEC Formula:    EY = (Y + 1)

       where:          EY = effective annualized yield
                       Y = annualized yield (see above)

                                                                       EY(%)
                                                               ----------------
                                                                       4.89
                                                               ----------------

3.     7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
       FORMULA)

       SEC Formula:    TEY = [Y/(1 - TR)](% of TF Income)

       where:          TEY = tax equivalent annualized yield
                       Y = annualized yield (see above)
                       TR = assumed applicable tax rate
                       % of TF Income = percentage of tax free income for the period

       TR(%)                   % OF TF INCOME(%)                       TEY(%)
--------------------------------------------------------------------------------
                                                                       N/A
--------------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:    TEEY = [EY/(1 - TR)](% of TF Income)

       where:          TEEY = tax equivalent effective yield
                       EY = effective annualized yield (see above)
                       TR = assumed applicable tax rate
                       % of TF Income = percentage of tax free income for the period

       TR(%)                           % OF TF INCOME(%)               TEEY(%)
--------------------------------------------------------------------------------
                                                                       N/A
--------------------------------------------------------------------------------

5.     30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

       SEC Formula:    Y30 = [(V1 - V0)/V0](365/30)

       where:          Y30 = annualized 30 day yield
                       V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                       V1 = the value of such an account at the end of the stated period

--------------------------------------------------------------------------------
           V1($)                           V0($)                   Y30(%)
--------------------------------------------------------------------------------
       1.003912329                     1                       4.76
--------------------------------------------------------------------------------

6.     30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

                                         365/30
       SEC Formula:    EY30 = (Y30 + 1)         - 1

       where:          EY30 = effective annualized 30 day yield
                       Y30 = annualized 30 day yield (see above)

                                                                       EY30(%)
                                                               ----------------
                                                                       4.86
                                                               ----------------

7.     30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
       FORMULA)

       SEC Formula:    TEY30 = [Y30/(1 - TR)](% of TF Income)

       where:          TEY30 = tax equivalent annualized 30 day yield
                       Y30 = annualized 30 day yield (see above)
                       TR = assumed applicable tax rate
                       % of TF Income = percentage of tax free income for the period

       TR(%)                   % OF TF INCOME(%)                       TEY30(%)
--------------------------------------------------------------------------------
                                                                       N/A
--------------------------------------------------------------------------------

8. 30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

       SEC Formula:    TEEY30 = [EY30/(1 - TR)](% of TF Income)

       where:          TEEY30 = tax equivalent effective 30 day yield
                       EY30 = effective annualized 30 day yield (see above) TR = assumed applicable tax rate
                       % of TF Income = percentage of tax free income for the period


       TR(%)                   % OF TF INCOME(%)               TEEY30(%)
--------------------------------------------------------------------------------
                                                               N/A
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                   SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                           [FUND(CLASS)]0421 CASH INVESTMENTS

Note:  All performance is for the period ended:  11/30/96

1.     AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                        1 - n
       SEC Formula:    T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

       where:          T = average annual total return
                       P = initial payment of $1,000
                       n = number of years
                       ERV = ending redeemable value of the initial payment at the end of the period
                       S = Maximum initial sales charge
                       R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
-------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV
S
R
T(%)
-------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10      9.14
ERV    1047.6  1004.10 1012.70 1025.60 1052.5  1153.30 1237.10 N/A     1684.0
T(%)   5.20    5.17    5.18    5.18    5.25    4.87    4.35    N/A     5.87
--------------------------------------------------------------------------------

2.     CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                                n
       Formula:   C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

       where: C = cumulative total return of the investment over the specified period
                          T = average annual total return (see above)
                          P = initial payment of $1,000
                          n = number of years
                          ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
-------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV
S
R
C(%)
-------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR    10 YR   INCEPT
------------------------------------------------------------------------------
P($)   1000    1000    1000    1000    1000    1000    1000    1000    1000
n(YR)          1/12    1/4     1/2     1       3       5       10
ERV    1047.60 1004.10 1012.70 1025.60 1052.50 1153.30 1237.1  N/A     1684.0
C(%)   4.76    .41     1.27    2.56    5.25    15.33   23.71   N/A     68.4
-----------------------------------------------------------------------------

3.     30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                  6
       SEC Formula:       Y = 2{[(a - b)/(cd) + 1]  - 1]}

       where:             Y = 30 day yield
                          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

a($)                    b($)               c           d($)           Y(%)
-------------------------------------------------------------------------------
                                                                      N/A
-------------------------------------------------------------------------------

4.     30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

       SEC Formula:       TEY = Y/(1 - TR)

       where:             TEY = 30 day tax-equivalent yield
                          Y = 30 day yield (see above)
                          TR = assumed applicable tax rate

                        TR(%)                 TEY(%)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 (MONEY MARKET FUNDS)
                                [CASH INVESTMENT FUND]

1.  7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        Y = [(V1 - V0)/V0](365/7)

         where:         Y = annualized yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

                  V1($)              V0($)            Y(%)
--------------------------------------------------------------------------------
              1.000970411              1              5.06
--------------------------------------------------------------------------------

2.  7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                    365/7 - 1
    SEC Formula:        EY = (Y + 1)

         where:         EY = effective annualized yield
                        Y = annualized yield (see above)

                                                 EY(%)
                                             ------------
                                                 5.19
                                             ------------

3.  7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
    FORMULA)

    SEC Formula:        TEY = [Y/(1 - TR)](% of TF Income)

         where:         TEY = tax equivalent annualized yield
                        Y = annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEY(%)
--------------------------------------------------------------------------------
                                             N/A
--------------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEEY = [EY/(1 - TR)](% of TF Income)

         where:         TEEY = tax equivalent effective yield
                        EY = effective annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEEY(%)
--------------------------------------------------------------------------------
                                              N/A
--------------------------------------------------------------------------------

5.  30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

    SEC Formula:        Y30 = [(V1 - V0)/V0](365/30)

         where:         Y30 = annualized 30 day yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

                  V1($)         V0($)       Y30(%)
--------------------------------------------------------------------------------
              1.004142466         1          5.04
--------------------------------------------------------------------------------


6.  30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)
                                        365/30 - 1
    SEC Formula:        EY30 = (Y30 + 1)

         where:         EY30 = effective annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)

                                                 EY30(%)
                                               -----------
                                                  5.16
                                               -----------

7.  30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
    FORMULA)

    SEC Formula:        TEY30 = [Y30/(1 - TR)](% of TF Income)

         where:         TEY30 = tax equivalent annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEY30(%)
--------------------------------------------------------------------------------
                                              N/A
--------------------------------------------------------------------------------

8.  30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO
    NON-STANDARDIZED FORMULA)

    SEC Formula:        TEEY30 = [EY30/(1 - TR)](% of TF Income)

         where:         TEEY30 = tax equivalent effective 30 day yield
                        EY30 = effective annualized 30 day yield (see above) TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEEY30(%)
--------------------------------------------------------------------------------
                                              N/A
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS [FUND(CLASS)] 0428-READY CASH INVESTMENT FUND - INVESTOR SHARES

Note:  All performance is for the period ended:  11/30/96

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

         where:         T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

         CAL YR  1 MTH  3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000   1000    1000   1000   1000   1000    1000    1000
n(YR)             1/12   1/4     1/2    1      3      5       10
ERV
S
R
T(%)

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

         CAL YR  1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000    1000    1000   1000   1000   1000    1000    1000
n(YR)             1/12    1/4     1/2    1      3      5       10      8.87
ERV       1044.5  1003.9  1011.9  1024.0 1049.1 1142.1 1217.4  N/A   1605.8
T(%)      4.86    4.85    4.87    4.85   4.91   4.53   4.01    N/A    5.49
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

    Formula:  C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

         CAL YR  1 MTH  3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000   1000    1000   1000   1000   1000    1000    1000
n(YR)             1/12   1/4     1/2    1      3      5       10
ERV
S
R
C(%)

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

         CAL YR  1 MTH   3 MTH    6 MTH   1 YR   3 YR    5 YR    10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000    1000     1000   1000   1000    1000    1000    1000
n(YR)             1/12    1/4      1/2    1      3       5       10
ERV       1044.5  1003.9  1011.9   1024.0 1049.1 1142.10 1217.4  N/A   1605.8
C(%)      4.45    .39     1.19     2.40   4.91   14.21   21.74   N/A    60.58
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        Y = 2{[(a - b)/(cd) + 1]6 - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

         a($)      b($)      c         d($)      Y(%)
--------------------------------------------------------------------------------
                                                 N/A
--------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

         where:         TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

                   TR(%)                         TEY(%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 (MONEY MARKET FUNDS)
                    [READY CASH INVESTMENT FUND - INVESTOR SHARE]

1.  7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        Y = [(V1 - V0)/V0](365/7)

         where:         Y = annualized yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

              V1($)          V0($)          Y(%)
--------------------------------------------------------------------------------
           1.000912877         1            4.76
--------------------------------------------------------------------------------

2.  7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                    365/7 - 1
    SEC Formula:        EY = (Y + 1)

         where:         EY = effective annualized yield
                        Y = annualized yield (see above)

                                                 EY(%)
                                              -----------
                                                 4.87
                                              -----------

3.  7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
    FORMULA)

    SEC Formula:        TEY = [Y/(1 - TR)](% of TF Income)

         where:         TEY = tax equivalent annualized yield
                        Y = annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEY(%)
--------------------------------------------------------------------------------
                                             N/A
--------------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEEY = [EY/(1 - TR)](% of TF Income)

         where:         TEEY = tax equivalent effective yield
                        EY = effective annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

         TR(%)     % OF TF INCOME(%)   TEEY(%)
--------------------------------------------------------------------------------
                                        N/A
--------------------------------------------------------------------------------

5.  30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

    SEC Formula:        Y30 = [(V1 - V0)/V0](365/30)

         where:         Y30 = annualized 30 day yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

              V1($)          V0($)          Y30(%)
--------------------------------------------------------------------------------
           1.00389589          1            4.74
--------------------------------------------------------------------------------

6.  30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)
                                        365/30 - 1
    SEC Formula:        EY30 = (Y30 + 1)

         where:         EY30 = effective annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)

                                                 EY30(%)
                                              -------------
                                                 4.85
                                              -------------

7.  30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
    FORMULA)

    SEC Formula:        TEY30 = [Y30/(1 - TR)](% of TF Income)

         where:         TEY30 = tax equivalent annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

         TR(%)     % OF TF INCOME(%)   TEY30(%)
--------------------------------------------------------------------------------
                                         N/A
--------------------------------------------------------------------------------

8.  30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO
    NON-STANDARDIZED FORMULA)

    SEC Formula:        TEEY30 = [EY30/(1 - TR)](% of TF Income)

         where:         TEEY30 = tax equivalent effective 30 day yield
                        EY30 = effective annualized 30 day yield (see above) TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEEY30(%)
--------------------------------------------------------------------------------
                                              N/A
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
        [FUND(CLASS)]   0428 READY CASH INVESTMENT FUND - INSTITUTIONAL SHARE

Note:  All performance is for the period ended:  11/30/96

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

         where:         T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

         CAL YR  1 MTH  3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000   1000    1000   1000   1000   1000    1000    1000
n(YR)             1/12   1/4     1/2    1      3      5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

         CAL YR  1 MTH    3 MTH    6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000     1000     1000   1000   1000   1000    1000   1000
n(YR)             1/12     1/4      1/2    1      3      5       10     8.87
ERV       1047.7  1004.2   1012.80  1025.7 1052.7 1153.5 1229.5   N/A   1621.7
T(%)      5.21    5.2      5.22     5.20   5.27   4.87   4.22    N/A    5.60
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

         CAL YR  1 MTH     3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000     1000    1000   1000   1000   1000    1000    1000
n(YR)             1/12     1/4     1/2     1      3      5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

         CAL YR  1 MTH     3 MTH    6 MTH   1 YR   3 YR   5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000      1000     1000   1000   1000   1000    1000   1000
n(YR)             1/12      1/4      1/2    1      3      5       10     8.87
ERV       1047.7  1004.20   1012.80  1025.7 1052.7 1153.5 1229.5   N/A   1621.70
C(%)      4.77     .42      1.28     2.57   5.27   15.35  22.95    N/A   62.17
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                6
    SEC Formula:        Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

         a($)      b($)      c    d($)      Y(%)
--------------------------------------------------------------------------------
                                            N/A
--------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

         where:         TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

                        TR(%)                    TEY(%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 (MONEY MARKET FUNDS)
                 [READY CASH INVESTMENT FUND - INSTITUTIONAL SHARES]

1.  7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        Y = [(V1 - V0)/V0](365/7)

         where:         Y = annualized yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

              V1($)          V0($)          Y(%)
--------------------------------------------------------------------------------
           1.000977660        1            5.0978
--------------------------------------------------------------------------------

2.  7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                    365/7 - 1
    SEC Formula:        EY = (Y + 1)

         where:         EY = effective annualized yield
                        Y = annualized yield (see above)

                                            EY(%)
                                         -----------
                                            5.23
                                         -----------

3.  7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
    FORMULA)

    SEC Formula:        TEY = [Y/(1 - TR)](% of TF Income)

         where:         TEY = tax equivalent annualized yield
                        Y = annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEY(%)
--------------------------------------------------------------------------------
                                             N/A
--------------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEEY = [EY/(1 - TR)](% of TF Income)

         where:         TEEY = tax equivalent effective yield
                        EY = effective annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEEY(%)
--------------------------------------------------------------------------------
                                             N/A
--------------------------------------------------------------------------------

5.  30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

    SEC Formula:        Y30 = [(V1 - V0)/V0](365/30)

         where:         Y30 = annualized 30 day yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

              V1($)          V0($)      Y30(%)
--------------------------------------------------------------------------------
           1.004178301        1         5.0836
--------------------------------------------------------------------------------

6.  30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)
                                        365/30 - 1
    SEC Formula:        EY30 = (Y30 + 1)

         where:         EY30 = effective annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)

                                            EY30(%)
                                         ------------
                                            5.20
                                         ------------

7.  30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
    FORMULA)

    SEC Formula:        TEY30 = [Y30/(1 - TR)](% of TF Income)

         where:         TEY30 = tax equivalent annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEY30(%)
--------------------------------------------------------------------------------
                                              N/A
--------------------------------------------------------------------------------

8.  30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO
    NON-STANDARDIZED FORMULA)

    SEC Formula:        TEEY30 = [EY30/(1 - TR)](% of TF Income)

         where:         TEEY30 = tax equivalent effective 30 day yield
                        EY30 = effective annualized 30 day yield (see above) TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

              TR(%)     % OF TF INCOME(%)   TEEY30(%)
--------------------------------------------------------------------------------
                                              N/A
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS [FUND(CLASS)] 0428 READY CASH INVESTMENT FUND - EXCHANGE SHARES

Note:  All performance is for the period ended:  11/30/96
                                                 --------

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

         where:         T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

         CAL YR  1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000    1000    1000   1000   1000   1000    1000    1000
n(YR)             1/12    1/4     1/2    1      3      5       10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

         CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000    1000    1000   1000    1000   1000    1000    1000
n(YR)             1/12    1/4     1/2    1       3      5       10      2.56
ERV       1037.3  1003.3  1010.0  1020.2 1041.2  N/A    N/A     N/A     1107.3
T(%)              4.06    4.09    4.06   4.12    N/A    N/A     N/A     4.07
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)
                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

         CAL YR  1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000    1000    1000   1000   1000   1000    1000    1000
n(YR)             1/12    1/4     1/2    1      3      5       10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

         CAL YR  1 MTH    3 MTH   6 MTH    1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)      1000    1000     1000    1000    1000   1000   1000    1000    1000
n(YR)             1/12     1/4     1/2     1      3      5       10      2.56
ERV       1037.3  1003.30  1010.0  1020.20 1041.2 N/A    N/A     N/A     1107.30
C(%)      3.73    .33      1.00     2.02   4.12   N/A    N/A     N/A     10.37
--------------------------------------------------------------------------------

3.  30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)
                                                6
    SEC Formula:        Y = 2{[(a - b)/(cd) + 1]  - 1]}

    where:              Y = 30 day yield
                        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

              a($)      b($)      c    d($)      Y(%)
--------------------------------------------------------------------------------
                                                 N/A
--------------------------------------------------------------------------------

4.  30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEY = Y/(1 - TR)

         where:         TEY = 30 day tax-equivalent yield
                        Y = 30 day yield (see above)
                        TR = assumed applicable tax rate

                   TR(%)                    TEY(%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 (MONEY MARKET FUNDS)
                    [READY CASH INVESTMENT FUND - EXCHANGE SHARES]

1.  7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        Y = [(V1 - V0)/V0](365/7)

    where:              Y = annualized yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

--------------------------------------------------------------------------------
    V1($)                           V0($)                       Y(%)
--------------------------------------------------------------------------------
    1.000978082                     1                           5.10
--------------------------------------------------------------------------------

2.  7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                    365/7
    SEC Formula:        EY = (Y + 1)      - 1

    where:              EY = effective annualized yield
                        Y = annualized yield (see above)

                                                      -------------------------
                                                                EY(%)
                                                      -------------------------
                                                                5.23
                                                      -------------------------

3.  7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
    FORMULA)

    SEC Formula:        TEY = [Y/(1 - TR)](% of TF Income)

    where:              TEY = tax equivalent annualized yield
                        Y = annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
         TR(%)                % OF TF INCOME(%)                 TEY(%)
--------------------------------------------------------------------------------
                                                                N/A
--------------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEEY = [EY/(1 - TR)](% of TF Income)

    where:              TEEY = tax equivalent effective yield
                        EY = effective annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
         TR(%)                 % OF TF INCOME(%)                TEEY(%)
--------------------------------------------------------------------------------
                                                                N/A
--------------------------------------------------------------------------------

5.  30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

    SEC Formula:        Y30 = [(V1 - V0)/V0](365/30)

    where:              Y30 = annualized 30 day yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

--------------------------------------------------------------------------------
         V1($)                         V0($)                    Y30(%)
--------------------------------------------------------------------------------
                                       1                        5.08
--------------------------------------------------------------------------------

6.  30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

                                        365/30
    SEC Formula:        EY30 = (Y30 + 1)       - 1

    where:              EY30 = effective annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)

                                                      -------------------------
                                                                EY30(%)
                                                      -------------------------
                                                                5.20
                                                      -------------------------

7.  30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
    FORMULA)

    SEC Formula:        TEY30 = [Y30/(1 - TR)](% of TF Income)

    where:              TEY30 = tax equivalent annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
    TR(%)                    % OF TF INCOME(%)                  TEY30(%)
--------------------------------------------------------------------------------
                                                                N/A
--------------------------------------------------------------------------------

8.  30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO
    NON-STANDARDIZED FORMULA)

    SEC Formula:        TEEY30 = [EY30/(1 - TR)](% of TF Income)

    where:              TEEY30 = tax equivalent effective 30 day yield
                        EY30 = effective annualized 30 day yield (see above) TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
    TR(%)                    % OF TF INCOME(%)                  TEEY30(%)
--------------------------------------------------------------------------------
                                                                N/A
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS [FUND(CLASS)] 0424 MUNICIPAL MONEY MARKET FUND - INVESTOR SHARES

Note:  All performance is for the period ended:   11/30/96

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

--------------------------------------------------------------------------------
        CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)    1000     1000    1000    1000    1000   1000   1000   1000    1000
--------------------------------------------------------------------------------
N(YR)            1/12    1/4     1/2     1      3      5      10
--------------------------------------------------------------------------------
ERV
--------------------------------------------------------------------------------
S
--------------------------------------------------------------------------------
R
--------------------------------------------------------------------------------
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

--------------------------------------------------------------------------------
        CAL YR  1 MTH   3 MTH   6 MTH   1 YR    3 YR    5 YR     10 YR   INCEPT
--------------------------------------------------------------------------------
P($)    1000    1000    1000    1000    1000    1000    1000     1000    1000
--------------------------------------------------------------------------------
N(YR)           1/12    1/4     1/2     1       3       5        10      8.90
--------------------------------------------------------------------------------
ERV     1028    1002.5  1007.5  1015.1  1031.2  1092.9  1144 .5  N/A     1390
                                        0       0                        3
--------------------------------------------------------------------------------
T(%)    3.06    3.04    .3.07   3.03    3.12    3.01    2.74     N/A     3.77
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000    1000    1000    1000   1000   1000   1000    1000
--------------------------------------------------------------------------------
n(YR)           1/12    1/4     1/2     1      3      5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR   1 MTH    3 MTH    6 MTH    1 YR    3 YR   5 YR   10 YR  INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000     1000     1000     1000    1000   1000   1000   1000
n(YR)           1/12     1/4      1/2      1       3      5      10
ERV    7028.00  1002.50  1007.60  1015.10  1031.2  1092.9 1144.5 N/A    1,390.03
C(%)   2.80     .25      .76      1.51     3.12    9.29   14.45  N/A    39.03
--------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 (MONEY MARKET FUNDS)
                   [MUNICIPAL MONEY MARKET FUND - INVESTOR SHARES]

1.  7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        Y = [(V1 - V0)/V0](365/7)

    where:              Y = annualized yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

--------------------------------------------------------------------------------
     V1($)                         V0($)                             Y(%)
--------------------------------------------------------------------------------
     1.000586849                   1                                 3.06
--------------------------------------------------------------------------------

2.  7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                    365/7
    SEC Formula:        EY = (Y + 1)      - 1

    where:              EY = effective annualized yield
                        Y = annualized yield (see above)

                                                      -------------------------
                                                                EY(%)
                                                      -------------------------
                                                                3.10
                                                      -------------------------

3.  7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
    FORMULA)

    SEC Formula:        TEY = [Y/(1 - TR)](% of TF Income)

    where:              TEY = tax equivalent annualized yield
                        Y = annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
         TR(%)                % OF TF INCOME(%)                 TEY(%)
--------------------------------------------------------------------------------
         39.6                 100.%                             5.07
--------------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEEY = [EY/(1 - TR)](% of TF Income)

    where:              TEEY = tax equivalent effective yield
                        EY = effective annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
         TR(%)               % OF TF INCOME(%)                  TEEY(%)
--------------------------------------------------------------------------------
         39.6                10%                                5.13
--------------------------------------------------------------------------------

5.  30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

    SEC Formula:        Y30 = [(V1 - V0)/V0](365/30)

    where:              Y30 = annualized 30 day yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

--------------------------------------------------------------------------------
         V1($)                      V0($)                       Y30(%)
--------------------------------------------------------------------------------
         1.002466247                1                           3.0006
--------------------------------------------------------------------------------

6.  30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

                                        365/30
    SEC Formula:        EY30 = (Y30 + 1)       - 1

    where:              EY30 = effective annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)

                                                      -------------------------
                                                                EY30(%)
                                                      -------------------------
                                                                3.04
                                                      -------------------------

7.  30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
    FORMULA)

    SEC Formula:        TEY30 = [Y30/(1 - TR)](% of TF Income)

    where:              TEY30 = tax equivalent annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
         TR(%)               % OF TF INCOME(%)                  TEY30(%)
--------------------------------------------------------------------------------
         39.6                100%                               4.97
--------------------------------------------------------------------------------

8.  30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO
    NON-STANDARDIZED FORMULA)

    SEC Formula:        TEEY30 = [EY30/(1 - TR)](% of TF Income)

    where:              TEEY30 = tax equivalent effective 30 day yield
                        EY30 = effective annualized 30 day yield (see above) TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
         TR(%)               % OF TF INCOME(%)             TEEY30(%)
--------------------------------------------------------------------------------
         39.6                100%                          5.03%
--------------------------------------------------------------------------------

                                                                      EXHIBIT 16

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS [FUND(CLASS)] 0424-MUNICIPAL MONEY MARKET FUND - INSTITUTIONAL SHARES

Note:  All performance is for the period ended:  11/30/96

1.  AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

                                                                         1 - n
    SEC Formula:        T = {{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}

    where:              T = average annual total return
                        P = initial payment of $1,000
                        n = number of years
                        ERV = ending redeemable value of the initial payment at the end of the period
                        S = Maximum initial sales charge
                        R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000    1000    1000    1000   1000   1000   1000    1000
n(YR)           1/12    1/4     1/2     1      3      5      10
ERV
S
R
T(%)
--------------------------------------------------------------------------------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR   1 MTH    3 MTH   6 MTH   1 YR    3 YR    5 YR  10 YR  INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000     1000    1000    1000    1000    1000  1000   1000
n(YR)           1/12     1/4     1/2     1       3       5     10     8.90
ERV    1029.90  1002.60  1008.1  1016.1  1033.3  1099.5  1152  N/A    1399.50
T(%)            3.25     3.28    3.24    3.33    3.21    2.87  N/A    3.85
--------------------------------------------------------------------------------

2.  CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

                            n
    Formula:  C = {{[(T + 1)  - 1 - R]/(1 - R)} + S}/(1 - S)

    where: C = cumulative total return of the investment over the specified period
                   T = average annual total return (see above)
                   P = initial payment of $1,000
                   n = number of years
                   ERV = ending redeemable value of the initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/purchase/redemption charges)

       CAL YR   1 MTH   3 MTH   6 MTH   1 YR   3 YR   5 YR   10 YR   INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000    1000    1000    1000   1000   1000   1000    1000
n(YR)           1/12    1/4     1/2     1      3      5      10
ERV
S
R
C(%)
--------------------------------------------------------------------------------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/purchase/redemption charges)

       CAL YR   1 MTH    3 MTH   6 MTH   1 YR     3 YR    5 YR    10 YR  INCEPT
--------------------------------------------------------------------------------
P($)   1000     1000     1000    1000    1000     1000    1000    1000   1000
n(YR)           1/12     1/4     1/2     1        3       5       10
ERV    1029.90  1002.60  1008.1  1016.10 1033.30  1099.5  1152.0  N/A    1399.50
C(%)   2.99     .26      .81     1.61    3.33     9.95    15.20   N/A    39.95
--------------------------------------------------------------------------------

                SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                                 (MONEY MARKET FUNDS)
                 [MUNICIPAL MONEY MARKET FUND - INSTITUTIONAL SHARES]

1.  7 DAY ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        Y = [(V1 - V0)/V0](365/7)

    where:              Y = annualized yield
                        V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

--------------------------------------------------------------------------------
    V1($)                              V0($)                         Y(%)
--------------------------------------------------------------------------------
    1.00625205                         1                             3.26
--------------------------------------------------------------------------------

2.  7 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

                                    365/7
    SEC Formula:        EY = (Y + 1)      - 1

    where:              EY = effective annualized yield
                        Y = annualized yield (see above)

                                                 ------------------------------
                                                             EY(%)
                                                 ------------------------------
                                                             3.31
                                                 ------------------------------

3.  7 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED
    FORMULA)

    SEC Formula:        TEY = [Y/(1 - TR)](% of TF Income)

    where:              TEY = tax equivalent annualized yield
                        Y = annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
    TR(%)                      % OF TF INCOME(%)                     TEY(%)
--------------------------------------------------------------------------------
    39.6                       100%                                  5.40
--------------------------------------------------------------------------------

4. 7 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

    SEC Formula:        TEEY = [EY/(1 - TR)](% of TF Income)

    where:              TEEY = tax equivalent effective yield

                        EY = effective annualized yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
    TR(%)                    % OF TF INCOME(%)                  TEEY(%)
--------------------------------------------------------------------------------
    39.6                     100%                               5.48
--------------------------------------------------------------------------------

5.  30 DAY ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

    SEC Formula:        Y30 = [(V1 - V0)/V0](365/30)

    where:              Y30 = annualized 30 day yield

              V0 = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period
                        V1 = the value of such an account at the end of the stated period

--------------------------------------------------------------------------------
    V1($)                              V0($)                         Y30(%)
--------------------------------------------------------------------------------
    1.002630137                        1                             3.20
--------------------------------------------------------------------------------

6.  30 DAY EFFECTIVE ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED FORMULA)

                                        365/30
    SEC Formula:        EY30 = (Y30 + 1)       - 1

    where:              EY30 = effective annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)

                                                      -------------------------
                                                                EY30(%)
                                                      -------------------------
                                                                3.25
                                                      -------------------------

7.  30 DAY TAX-EQUIVALENT ANNUALIZED YIELD (PURSUANT TO NON-STANDARDIZED
    FORMULA)

    SEC Formula:        TEY30 = [Y30/(1 - TR)](% of TF Income)

    where:              TEY30 = tax equivalent annualized 30 day yield
                        Y30 = annualized 30 day yield (see above)
                        TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
    TR(%)                    % OF TF INCOME(%)                  TEY30(%)
--------------------------------------------------------------------------------
    39.6                     100%                               5.30
--------------------------------------------------------------------------------

8.  30 DAY TAX-EQUIVALENT EFFECTIVE ANNUALIZED YIELD (PURSUANT TO
    NON-STANDARDIZED FORMULA)

    SEC Formula:        TEEY30 = [EY30/(1 - TR)](% of TF Income)

    where:              TEEY30 = tax equivalent effective 30 day yield
                        EY30 = effective annualized 30 day yield (see above) TR = assumed applicable tax rate
                        % of TF Income = percentage of tax free income for the period

--------------------------------------------------------------------------------
    TR(%)                    % OF TF INCOME(%)                  TEEY30(%)
--------------------------------------------------------------------------------
    39.6                     100%                               5.38%
--------------------------------------------------------------------------------